UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21211
                                                     ---------------------

            Nuveen Insured New York Tax-Free Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                ANNUAL REPORT September 30, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                         NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQN

                             NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NVN

                             NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUN

                     NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NNF

                       NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NKO

                       NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NRK

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with monthly tax-free income, as well as with an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With longer-term interest rates still near historic lows, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is struc-


"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."


tured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen New York Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

November 15, 2004

Nuveen New York Municipal Closed-End Exchange-Traded Funds
NQN, NVN, NUN, NNF, NKO, NRK

Portfolio Manager's
        PERSPECTIVE

Portfolio manager Paul Brennan discusses the market environment, key investment strategies and the performance of these six Nuveen New York Funds. With 13 years of investment experience, including seven at Nuveen, Paul has managed NQN, NVN, NUN and NNF since 1999, and NKO and NRK since their inceptions in 2002.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED SEPTEMBER 30, 2004?

During this 12-month period, the U.S. economy demonstrated improvement in a number of key areas, although the pace of recovery slowed somewhat toward the end of the fiscal year. Economic growth, as measured by the gross domestic product (GDP), expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. During the second quarter of 2004, however, rising energy prices restrained consumer spending and negatively impacted economic momentum. GDP growth for the second quarter moderated to 3.3% annualized. As we moved into the third quarter, job growth and consumer confidence continued to lag while oil prices remained high.

The higher energy costs of the second half of this fiscal year were also responsible for some renewed speculation about a potential pick-up in inflation. Although monthly gains in consumer prices were relatively tame, the Consumer Price Index rose at an annualized rate of 3.5% for the first nine months of 2004, compared with 1.9% for all of 2003. Beginning in the spring of 2004, inflation concerns, the slowing pace of economic recovery, and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets.

As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, stood at 5.20% when this reporting period began on October 1, 2003. The BB25 yield then dropped steadily over the next six months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation that the Federal Reserve might move to raise short-term interest rates, the index yield began to climb, rising more than 80 basis points over the next 12 weeks to 5.45%. By the end of September 2004, more bond-friendly news--including indications of slower economic growth and relatively benign inflation--had prompted a retreat to 5.02%.

While intermediate and long-term interest rates were moving up and then down, short-term rates rose. The Federal Reserve introduced three one-quarter-point increases in the fed funds rate between June and September 2004, raising the target rate by a total of 75 basis points to 1.75%. As a result, we saw some flattening of the yield curve. The Fed continued to note that it anticipated taking a "measured" approach to further tightening as a way to promote a sustainable recovery without increasing inflationary pressures.

During this 12-month reporting period, municipal bond supply nationwide remained relatively strong, although the $361.8 billion in new bonds that came to market represented a decrease of about 9% from the preceding 12-month period. In contrast to much of 2003, when many states were issuing bonds to bridge budget gaps and fund operations, an improving (albeit slow-growing) economy and higher tax revenues lessened many issuers' need to borrow. In September 2004 alone, national new issue supply was off 24% from the previous year.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN NEW YORK?

Over the 12-month period, New York continued to recover from the general economic slowdown that affected the entire nation in the wake of September 11, 2001. The jobless rate in New York dropped significantly over the fiscal year, from 6.4% in September 2003 to 5.5% in September 2004. This was the lowest it had been since August 2001, and was generally in line with the national average of 5.4%.

Overall, strong job growth in the construction, tourism and business services sectors more than offset continued losses in the manufacturing sector. While New York, along with many other states, has grappled with budgetary pressures over the past few years, the state ended fiscal 2004 on March 31 with a general fund surplus. In New York City, the employment picture also improved substantially, as the jobless rate dropped from 8.4% in September 2003 to 6.9% in September 2004. At the close of fiscal 2004, the city announced that tax revenues for the year had exceeded projections, with initial reports indicating a surplus in excess of $1 billion.

From October 2003 through September 2004, issuers in New York brought $36.7 billion in new municipal bonds to market, down 13% from the previous 12 months. In general, New York supply was tighter during the second half of the fiscal year, with $13.7 billion in new bonds coming to market between April and September 2004, a decrease of 40% from the previous six months.

For the fiscal year, Moody's maintained its A2 rating for New York state and, in September 2004, placed the state on its watch list for a possible upgrade based on improving liquidity. Also in September, Standard & Poor's reconfirmed its AA state rating and revised its outlook to stable from negative, citing improvements in the state's econ-omy. As of September 2004, Moody's rated New York City A2, while S&P had assigned an A rating. Moody's and S&P both turned their outlooks for the city to stable from negative during 2003.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW YORK FUNDS DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

As the market continued to anticipate increased interest rates, our major emphasis during this fiscal year centered on purchasing bonds with maturities that provided what we thought was the best total return potential, and on aligning the Funds to have more equivalent interest rate risk. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). Our purchase activity focused primarily on attractive securities in the intermediate part of the yield curve (i.e., bonds that mature in 10 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return prospects.

To accommodate these purchases, we sold bonds with longer or shorter effective maturities than this intermediate, 10-20 year range. These sell decisions depended on several factors, including the individual Fund's income stream and duration.1 One of our goals, over time, has been to bring the effective maturities and durations of these Funds more closely in line with those of the general New York market. We think this positioning should help the Funds to produce more consistent returns over time.

We balanced our desire to position the Funds effectively with the desire to trade only when we believed we could add value. As noted, municipal supply in New York declined over the fiscal year, and new bonds became even more scarce in the second half of the period. In addition, many of the issues that did come to market were smaller than in the past, affording fewer opportunities to make sizable purchases. As a result, turnover in each Fund's portfolio was relatively low over the 12-month period. The tight supply also led to our purchasing many of the same bonds for each of the four Funds--NQN, NVN, NUN and NNF--that can only purchase insured bonds.

Although we sought to take advantage of the ability of NKO and NRK to invest up to 20% of their portfolios in uninsured investment-grade quality securities by buying A and BBB rated bonds, most of our purchases for these two Funds during this period were rated AAA and AA. This reflected a relatively limited supply of attractive, lower-rated securities. However, we were able to maintain holdings of BBB credits in both Funds at about 5% as of September 30, 2004.


1 Duration is a measure of a bond's or a Fund's net asset value (NAV) sensitivity to changes in interest rates. In this report, duration refers to the Fund's modified duration, prior to any adjustment for leverage. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore results in a generally longer duration than the modified duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are not leverage adjusted unless otherwise noted.

Among the additions we made to all six of the Funds during this period were New York City general obligation bonds (GOs). In general, we believed the city's credit profile had stabilized, and we took advantage of several of the larger issues that came to market during this period to increase our exposure, adding A rated New York GOs to NKO and NRK and insured New York GOs to NQN, NVN, NUN and NNF. There was a supply/demand imbalance that drove up the prices of uninsured New York bonds relative to those issued in other states, and New York City's improving credit picture also caused the city GOs to perform well over the course of the fiscal year.

HOW DID THE FUNDS PERFORM?

Individual results for the Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 9/30/04
(Annualized)

                          1-YEAR           5-YEAR            10-YEAR
-------------------------------------------------------------------------
NQN                        6.61%            9.54%             7.37%
-------------------------------------------------------------------------
NVN                        7.27%            9.01%             7.39%
-------------------------------------------------------------------------
NUN                        6.41%            8.54%             7.52%
-------------------------------------------------------------------------
NNF                        6.40%            8.62%             8.38%
-------------------------------------------------------------------------
NKO                        8.48%            NA                NA
-------------------------------------------------------------------------
NRK                        8.58%            NA                NA
-------------------------------------------------------------------------
Lehman Brothers
New York Insured
Tax-Exempt
Bond Index2                4.54%            7.28%             6.95%
-------------------------------------------------------------------------
Lipper New York
Insured Municipal
Debt Funds
Average3                   6.47%            8.27%             7.43%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended September 30, 2004, the total returns on net asset value
(NAV) for all six Funds in this report outperformed the return on the Lehman Brothers index. NQN, NVN, NKO and NRK also outperformed the average return for the Lipper New York Insured peer group for this period, while NUN and NNF slightly underperformed this measure.

2 The Lehman Brothers New York Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of insured New York municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper New York Insured Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 13 funds; 5 years, 7 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performances of these six Funds relative to that of the unleveraged Lehman index was their use of leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low and long-term rates are steady or falling.

NKO and NRK, also benefited from their 5% allocations of BBB bonds, a relatively large allocation for an insured fund. Lower-rated bonds generally outperformed higher-quality sectors as the economy improved. Among the lower-rated credits making positive contributions to the total returns of NKO and NRK during this period were those issued in the healthcare sector, especially hospital bonds. As of September 30, 2004, exposure to the healthcare sector was 16% in NKO and 14% in NRK. The remaining four Funds also benefited from their weightings of healthcare bonds--15% in NQN, 12% in NVN, 9% in NUN, and 13% in NNF--as the performance of the healthcare sector as a whole ranked second among the Lehman Brothers index revenue sectors for the year. However, as it was primarily lower-rated healthcare bonds that were responsible for the sector's outstanding performance, the four 100% insured Funds were unable to benefit to the same extent as NKO and NRK.

The returns of NKO and NRK also were boosted by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. Over this period, the two Funds maintained exposures of 6% to tobacco bonds.

In general, the majority of the performance differential relative to peers among the other four 100% insured Funds was due to specific security and sector situations. NVN, for example, had a considerable number of advance refundings, including some of its New York City holdings, which benefited the Fund through price appreciation. NNF, on the other hand, had a significant number of bond calls over this period. Bonds with short effective maturities, such as those about to be called, generally do not perform as well as longer-maturity bonds in periods of generally favorable market conditions like much of the past year.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at or near historically low levels throughout this reporting period, the leveraged structures of these Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates these leveraged Funds pay their MuniPreferred, shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their

MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy helped to maintain the dividends of NQN, NVN, NUN, NNF and NKO throughout the period. In addition, common shareholders of NQN, NVN, NUN and NKO received substantial capital gains and net ordinary income distributions of $0.4154, $0.2745, $0.2570 and $0.1154 per share, respectively, at the end of December 2003. However, given the low interest rate environment since NRK was assembled in late 2002, this Fund had fewer opportunities to build its income stream. When the Fed began to raise short-term rates in June 2004, this also increased NRK's borrowing costs, necessitating a dividend cut in September 2004.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2004, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes, except NRK, which had a negative UNII balance for financial statement purposes but a positive UNIIbalance for tax purposes.

As of September 30, 2004, all six of these Funds were trading at discounts to their NAVs. These discounts were generally in line with the Funds' average discounts over the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF SEPTEMBER 30, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of September 2004, NQN, NVN, NUN, and NNF continued to be 100% invested in insured and/or U.S. guaranteed securities, while NKO and NRK held 84% and 85% of their portfolios, respectively, in insured bonds as of September 30, 2004.

At the end of September 2004, potential call exposure for these Funds during 2004-2006 ranged from 1% in NKO and NRK to 9% in NUN and 12% in NQN, NVN, and NNF. The number of actual bond calls in all of these Funds depends largely on market interest rates.

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN

Performance
     OVERVIEW As of September 30, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             80%
Insured and U.S. Guaranteed         19%
U.S. Guaranteed                      1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0815
Nov                                 0.0815
Dec                                 0.0815
Jan                                 0.0815
Feb                                 0.0815
Mar                                 0.0815
Apr                                 0.0815
May                                 0.0815
Jun                                 0.0815
Jul                                 0.0815
Aug                                 0.0815
Sep                                 0.0815

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             15.45
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9/30/04                             15.52


FUND SNAPSHOT
------------------------------------
Share Price                   $15.52
------------------------------------
Common Share
Net Asset Value               $16.46
------------------------------------
Premium/(Discount) to NAV     -5.71%
------------------------------------
Market Yield                   6.30%
------------------------------------
Taxable-Equivalent Yield1      9.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $291,660
------------------------------------
Average Effective
Maturity (Years)               16.05
------------------------------------
Leverage-Adjusted Duration      7.33
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.21%         6.61%
------------------------------------
5-Year          7.70%         9.54%
------------------------------------
10-Year         7.02%         7.37%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           26%
------------------------------------
U.S. Guaranteed                  20%
------------------------------------
Healthcare                       15%
------------------------------------
Tax Obligation/General            9%
------------------------------------
Transportation                    8%
------------------------------------
Education and Civic
Organizations                     7%
------------------------------------
Utilities                         7%
------------------------------------
Water and Sewer                   5%
------------------------------------
Other                             3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.4154 per share.

Nuveen New York Select Quality Municipal Fund, Inc.
NVN

Performance
     OVERVIEW As of September 30, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             83%
Insured and U.S. Guaranteed         17%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0795
Nov                                 0.0795
Dec                                 0.0795
Jan                                 0.0795
Feb                                 0.0795
Mar                                 0.0795
Apr                                 0.0795
May                                 0.0795
Jun                                 0.0795
Jul                                 0.0795
Aug                                 0.0795
Sep                                 0.0795


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             15.27
                                    15.12
                                    15.02
                                    15.06
                                    14.96
                                    15.15
                                    15.13
                                    15.16
                                    15.03
                                    15.05
                                    15
                                    14.99
                                    14.95
                                    14.97
                                    15
                                    15.03
                                    15.05
                                    15.1
                                    15.11
                                    15.09
                                    15.19
                                    15.2
                                    15.2
                                    15.14
                                    15.17
                                    15.16
                                    15.15
                                    15.19
                                    15.21
                                    15.3
                                    15.33
                                    15.28
                                    15.37
                                    15.39
                                    15.41
                                    15.34
                                    15.4
                                    15.44
                                    15.46
                                    15.52
                                    15.52
                                    15.65
                                    15.65
                                    15.7
                                    15.72
                                    15.73
                                    15.64
                                    15.66
                                    15.63
                                    15.66
                                    15.8
                                    15.57
                                    15.63
                                    15.53
                                    15.54
                                    15.45
                                    15.38
                                    15.5
                                    15.49
                                    15.54
                                    15.67
                                    15.68
                                    15.8
                                    15.92
                                    15.96
                                    16.02
                                    15.91
                                    15.85
                                    15.88
                                    16
                                    15.99
                                    15.95
                                    15.9
                                    16
                                    15.95
                                    15.94
                                    15.91
                                    16.16
                                    16.25
                                    16.16
                                    15.98
                                    15.95
                                    16.01
                                    16.05
                                    16.2
                                    16.2
                                    16.11
                                    16.06
                                    16.18
                                    16.15
                                    16.2
                                    16.14
                                    16.17
                                    16.11
                                    16.06
                                    16.09
                                    16.1
                                    16.09
                                    16.13
                                    16.17
                                    16.23
                                    16.13
                                    16.34
                                    16.4
                                    16.44
                                    16.44
                                    16.34
                                    16.49
                                    16.39
                                    16.48
                                    16.8
                                    16.8
                                    16.63
                                    16.7
                                    16.54
                                    16.65
                                    16.71
                                    16.73
                                    16.65
                                    16.61
                                    16.63
                                    16.6
                                    16.7
                                    16.56
                                    16.52
                                    16.45
                                    16.32
                                    16.24
                                    16.35
                                    16.3
                                    16.01
                                    15.46
                                    15.15
                                    15.67
                                    15.55
                                    15.44
                                    15.03
                                    14.65
                                    14.68
                                    14.8
                                    14.8
                                    14.72
                                    14.5
                                    14.6
                                    14.55
                                    14.41
                                    14.24
                                    14.15
                                    14.06
                                    14.07
                                    14.16
                                    14.24
                                    14.12
                                    14.13
                                    13.85
                                    13.8
                                    13.81
                                    13.85
                                    13.83
                                    13.78
                                    13.76
                                    13.66
                                    13.76
                                    13.64
                                    13.75
                                    13.7
                                    13.85
                                    13.97
                                    14.21
                                    14.14
                                    14.14
                                    14.28
                                    14.28
                                    14.18
                                    14.15
                                    13.95
                                    13.91
                                    13.91
                                    13.92
                                    13.8
                                    13.92
                                    13.96
                                    14.03
                                    14
                                    14.04
                                    13.98
                                    14.07
                                    14.15
                                    14.09
                                    14.04
                                    14.09
                                    14.13
                                    14.18
                                    14.53
                                    14.52
                                    14.53
                                    14.5
                                    14.62
                                    14.55
                                    14.57
                                    14.52
                                    14.47
                                    14.58
                                    14.71
                                    14.53
                                    14.2
                                    14.34
                                    14.31
                                    14.36
                                    14.35
                                    14.43
                                    14.51
                                    14.58
                                    14.58
                                    14.72
                                    14.73
                                    14.74
                                    14.75
                                    14.69
                                    14.7
                                    14.71
                                    14.61
                                    14.59
                                    14.66
                                    14.7
                                    14.78
                                    14.73
                                    14.75
                                    14.82
                                    14.85
                                    14.9
                                    14.9
                                    14.86
                                    14.99
                                    15.08
                                    15.27
                                    15.218
                                    15.24
                                    14.99
                                    15.03
                                    15.12
                                    15.16
                                    15.23
                                    15.179
                                    15.15
                                    15.2
                                    15.22
                                    15.05
                                    15
                                    15.01
                                    15.18
                                    15.22
                                    15.16
                                    15.15
                                    15.14
9/30/04                             15.09

FUND SNAPSHOT
------------------------------------
Share Price                   $15.04
------------------------------------
Common Share
Net Asset Value               $16.18
------------------------------------
Premium/(Discount) to NAV     -7.05%
------------------------------------
Market Yield                   6.34%
------------------------------------
Taxable-Equivalent Yield1      9.53%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $379,117
------------------------------------
Average Effective
Maturity (Years)               16.86
------------------------------------
Leverage-Adjusted Duration      8.47
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.96%         7.27%
------------------------------------
5-Year          6.69%         9.01%
------------------------------------
10-Year         7.13%         7.39%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           27%
------------------------------------
U.S. Guaranteed                  17%
------------------------------------
Healthcare                       12%
------------------------------------
Tax Obligation/General           12%
------------------------------------
Utilities                         9%
------------------------------------
Education and Civic
Organizations                     8%
------------------------------------
Transportation                    6%
------------------------------------
Water and Sewer                   5%
------------------------------------
Other                             4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.2745 per share.

Nuveen New York Quality Income Municipal Fund, Inc.
NUN

Performance
     OVERVIEW As of September 30, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             84%
Insured and U.S. Guaranteed         15%
U.S. Guaranteed                      1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0765
Nov                                 0.0765
Dec                                 0.0765
Jan                                 0.0765
Feb                                 0.0765
Mar                                 0.0765
Apr                                 0.0765
May                                 0.0765
Jun                                 0.0765
Jul                                 0.0765
Aug                                 0.0765
Sep                                 0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             14.97
                                    14.95
                                    14.94
                                    14.97
                                    14.9
                                    14.88
                                    14.86
                                    14.8
                                    14.76
                                    14.74
                                    14.78
                                    14.75
                                    14.78
                                    14.75
                                    14.77
                                    14.79
                                    14.81
                                    14.82
                                    14.87
                                    14.87
                                    14.89
                                    14.94
                                    15
                                    14.97
                                    15.07
                                    15.15
                                    15.06
                                    15.15
                                    15.07
                                    15.03
                                    15
                                    15
                                    15.03
                                    15
                                    15
                                    15.05
                                    15.15
                                    15.1
                                    15.13
                                    15.17
                                    15.14
                                    15.2
                                    15.2
                                    15.22
                                    15.23
                                    15.28
                                    15.32
                                    15.37
                                    15.29
                                    15.38
                                    15.32
                                    15.1
                                    15.09
                                    15.1
                                    15.09
                                    15.07
                                    15.09
                                    15.1
                                    15.07
                                    15.09
                                    15.15
                                    15.14
                                    15.25
                                    15.39
                                    15.45
                                    15.51
                                    15.3
                                    15.32
                                    15.33
                                    15.3
                                    15.38
                                    15.36
                                    15.41
                                    15.44
                                    15.6
                                    15.7
                                    15.69
                                    15.81
                                    15.84
                                    15.85
                                    15.8
                                    15.83
                                    15.84
                                    15.71
                                    15.8
                                    15.8
                                    15.78
                                    15.75
                                    15.8
                                    15.75
                                    15.74
                                    15.71
                                    15.7
                                    15.68
                                    15.66
                                    15.74
                                    15.71
                                    15.75
                                    15.81
                                    15.9
                                    15.77
                                    15.83
                                    15.88
                                    15.9
                                    15.93
                                    15.93
                                    15.94
                                    15.88
                                    15.91
                                    15.97
                                    16.04
                                    16.07
                                    16.09
                                    16.07
                                    16.15
                                    16.14
                                    16.14
                                    16.11
                                    16.15
                                    16.05
                                    15.93
                                    15.99
                                    15.9
                                    15.86
                                    15.89
                                    15.84
                                    15.73
                                    15.73
                                    15.73
                                    15.81
                                    15.44
                                    14.95
                                    14.86
                                    15.01
                                    15.03
                                    14.98
                                    14.8
                                    14.39
                                    14.27
                                    14.39
                                    14.35
                                    14.05
                                    13.91
                                    14.06
                                    13.91
                                    13.87
                                    13.79
                                    13.81
                                    13.77
                                    13.79
                                    13.8
                                    13.75
                                    13.73
                                    13.59
                                    13.31
                                    13.12
                                    13.39
                                    13.44
                                    13.36
                                    13.34
                                    13.32
                                    13.27
                                    13.28
                                    13.3
                                    13.31
                                    13.37
                                    13.48
                                    13.64
                                    13.71
                                    13.7
                                    13.7
                                    13.65
                                    13.69
                                    13.72
                                    13.67
                                    13.55
                                    13.57
                                    13.52
                                    13.5
                                    13.34
                                    13.52
                                    13.52
                                    13.47
                                    13.44
                                    13.5
                                    13.49
                                    13.53
                                    13.61
                                    13.62
                                    13.64
                                    13.6
                                    13.62
                                    13.66
                                    13.83
                                    13.9
                                    14.01
                                    14
                                    14.2
                                    14.22
                                    14.11
                                    14.14
                                    14.09
                                    14.12
                                    14.14
                                    13.91
                                    13.77
                                    13.82
                                    13.83
                                    13.88
                                    13.82
                                    13.89
                                    13.97
                                    14.11
                                    14.11
                                    14.15
                                    14.22
                                    14.18
                                    14.18
                                    14.24
                                    14.23
                                    14.22
                                    14.12
                                    14.1
                                    14.15
                                    14.23
                                    14.27
                                    14.41
                                    14.42
                                    14.42
                                    14.4
                                    14.36
                                    14.38
                                    14.44
                                    14.52
                                    14.55
                                    14.71
                                    14.74
                                    14.71
                                    14.6
                                    14.55
                                    14.67
                                    14.66
                                    14.67
                                    14.674
                                    14.74
                                    14.65
                                    14.67
                                    14.7
                                    14.7
                                    14.74
                                    14.78
                                    14.78
                                    14.75
                                    14.72
                                    14.85
                                    14.78
9/30/04                             14.7

FUND SNAPSHOT
------------------------------------
Share Price                   $14.70
------------------------------------
Common Share
Net Asset Value               $15.90
------------------------------------
Premium/(Discount) to NAV     -7.55%
------------------------------------
Market Yield                   6.24%
------------------------------------
Taxable-Equivalent Yield1      9.38%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $383,012
------------------------------------
Average Effective
Maturity (Years)               16.06
------------------------------------
Leverage-Adjusted Duration      8.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.77%         6.41%
------------------------------------
5-Year          6.56%         8.54%
------------------------------------
10-Year         7.22%         7.52%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           29%
------------------------------------
Education and Civic
Organizations                    16%
------------------------------------
U.S. Guaranteed                  16%
------------------------------------
Tax Obligation/General           10%
------------------------------------
Healthcare                        9%
------------------------------------
Utilities                         7%
------------------------------------
Transportation                    7%
------------------------------------
Other                             6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.2570 per share.

Nuveen Insured New York Premium Income Municipal Fund, Inc.
NNF

Performance
     OVERVIEW As of September 30, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             91%
Insured and U.S. Guaranteed          9%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct                                 0.077
Nov                                 0.077
Dec                                 0.077
Jan                                 0.077
Feb                                 0.077
Mar                                 0.077
Apr                                 0.077
May                                 0.077
Jun                                 0.077
Jul                                 0.077
Aug                                 0.077
Sep                                 0.077

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             15.2
                                    15.3
                                    15.25
                                    15.2
                                    15.22
                                    15.2
                                    15.17
                                    15.13
                                    15.13
                                    15.18
                                    15.12
                                    15.15
                                    15.16
                                    15.08
                                    15.08
                                    15.1
                                    15.08
                                    15.05
                                    15.11
                                    15.1
                                    15.24
                                    15.21
                                    15.3
                                    15.3
                                    15.55
                                    15.5
                                    15.35
                                    15.48
                                    15.42
                                    15.49
                                    15.7
                                    15.39
                                    15.43
                                    15.46
                                    15.5
                                    15.46
                                    15.58
                                    15.8
                                    16.15
                                    16.02
                                    15.96
                                    15.93
                                    15.93
                                    15.99
                                    15.93
                                    15.89
                                    15.75
                                    15.82
                                    15.82
                                    15.82
                                    15.81
                                    15.76
                                    15.84
                                    15.85
                                    15.79
                                    15.75
                                    15.87
                                    15.9
                                    15.95
                                    15.77
                                    15.9
                                    15.91
                                    15.99
                                    16.13
                                    16.1
                                    16.11
                                    16.09
                                    16.04
                                    16.34
                                    16.15
                                    16.13
                                    16.2
                                    16.19
                                    16.18
                                    16.14
                                    16.2
                                    16.15
                                    16.09
                                    16.15
                                    16.12
                                    16.24
                                    16.3
                                    16.33
                                    16.32
                                    16.28
                                    16.28
                                    16.2
                                    16.12
                                    16.24
                                    16.2
                                    16.15
                                    16.36
                                    16.39
                                    16.33
                                    16.24
                                    16.24
                                    16.21
                                    16.25
                                    16.29
                                    16.28
                                    16.29
                                    16.37
                                    16.4
                                    16.42
                                    16.42
                                    16.42
                                    16.5
                                    16.37
                                    16.22
                                    16.27
                                    16.31
                                    16.42
                                    16.43
                                    16.52
                                    16.47
                                    16.45
                                    16.67
                                    16.65
                                    16.62
                                    16.55
                                    16.58
                                    16.46
                                    16.41
                                    16.34
                                    16.27
                                    16.3
                                    16.26
                                    16.27
                                    16.29
                                    16.32
                                    16.06
                                    15.51
                                    15.17
                                    15.22
                                    15.4
                                    15.32
                                    14.85
                                    14.63
                                    14.6
                                    14.69
                                    14.7
                                    14.71
                                    14.5
                                    14.59
                                    14.4
                                    14.31
                                    14.27
                                    14.3
                                    14.15
                                    14.25
                                    14.12
                                    14.1
                                    14.17
                                    14.12
                                    14.07
                                    14.09
                                    14.1
                                    13.8
                                    13.48
                                    13.39
                                    13.45
                                    13.5
                                    13.59
                                    13.56
                                    13.59
                                    13.75
                                    13.78
                                    13.88
                                    13.94
                                    13.98
                                    13.98
                                    13.98
                                    13.93
                                    13.98
                                    13.93
                                    13.95
                                    13.87
                                    13.82
                                    13.87
                                    13.8
                                    13.73
                                    13.67
                                    13.65
                                    13.62
                                    13.66
                                    13.65
                                    13.67
                                    13.8
                                    13.76
                                    13.67
                                    13.77
                                    13.79
                                    13.85
                                    14
                                    14.07
                                    14.15
                                    14.1
                                    14.3
                                    14.4
                                    14.36
                                    14.49
                                    14.45
                                    14.59
                                    14.58
                                    14.43
                                    14.21
                                    14.3
                                    14.29
                                    14.29
                                    14.25
                                    14.27
                                    14.42
                                    14.43
                                    14.43
                                    14.44
                                    14.5
                                    14.45
                                    14.46
                                    14.57
                                    14.6
                                    14.68
                                    14.61
                                    14.55
                                    14.74
                                    14.78
                                    14.9
                                    14.91
                                    14.93
                                    15.04
                                    15.12
                                    15
                                    15
                                    15.09
                                    15.19
                                    15.25
                                    15.18
                                    15.23
                                    15.23
                                    15.11
                                    15.38
                                    15.29
                                    15.45
                                    15.5
                                    15.23
                                    15.29
                                    15.35
                                    15.37
                                    15.3
                                    15.24
                                    15.28
                                    15.37
                                    15.37
                                    15.3
                                    15.3
                                    15.38
                                    15.38
9/30/04                             15.23

FUND SNAPSHOT
------------------------------------
Share Price                   $15.23
------------------------------------
Common Share
Net Asset Value               $16.14
------------------------------------
Premium/(Discount) to NAV     -5.64%
------------------------------------
Market Yield                   6.07%
------------------------------------
Taxable-Equivalent Yield1      9.13%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $134,434
------------------------------------
Average Effective
Maturity (Years)               17.01
------------------------------------
Leverage-Adjusted Duration      7.77
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.14%         6.40%
------------------------------------
5-Year          7.35%         8.62%
------------------------------------
10-Year         9.06%         8.38%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           28%
------------------------------------
Education and Civic
Organizations                    20%
------------------------------------
Healthcare                       13%
------------------------------------
U.S. Guaranteed                   9%
------------------------------------
Tax Obligation/General            9%
------------------------------------
Utilities                         8%
------------------------------------
Water and Sewer                   6%
------------------------------------
Transportation                    5%
------------------------------------
Other                             2%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Insured New York Dividend Advantage Municipal Fund

NKO

Performance
     OVERVIEW As of September 30, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             84%
AAA (uninsured)                      5%
AA (uninsured)                       6%
BBB (uninsured)                      5%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0745
Nov                                 0.0745
Dec                                 0.0745
Jan                                 0.0745
Feb                                 0.0745
Mar                                 0.0745
Apr                                 0.0745
May                                 0.0745
Jun                                 0.0745
Jul                                 0.0745
Aug                                 0.0745
Sep                                 0.0745

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             14.35
                                    14.4
                                    14.21
                                    14.46
                                    14.29
                                    14.37
                                    14.35
                                    14.25
                                    14.26
                                    14.3
                                    14.2
                                    14.38
                                    14.3
                                    14.4
                                    14.33
                                    14.31
                                    14.4
                                    14.56
                                    14.59
                                    14.41
                                    14.41
                                    14.5
                                    14.5
                                    14.55
                                    14.8
                                    14.7
                                    14.82
                                    14.78
                                    14.77
                                    14.92
                                    14.75
                                    14.84
                                    14.81
                                    14.79
                                    14.78
                                    14.8
                                    14.86
                                    14.78
                                    14.71
                                    14.79
                                    14.79
                                    14.79
                                    14.79
                                    14.79
                                    14.67
                                    14.73
                                    14.8
                                    14.83
                                    14.89
                                    14.98
                                    14.94
                                    14.9
                                    14.77
                                    14.75
                                    14.61
                                    14.64
                                    14.7
                                    14.68
                                    14.85
                                    14.8
                                    14.7
                                    14.87
                                    14.94
                                    14.95
                                    14.85
                                    14.99
                                    14.89
                                    14.98
                                    14.98
                                    15.01
                                    14.97
                                    15
                                    15.01
                                    15.04
                                    15.02
                                    14.97
                                    14.98
                                    15.1
                                    15.15
                                    15.15
                                    15.15
                                    15.02
                                    15.11
                                    15.05
                                    14.98
                                    14.98
                                    15
                                    15.15
                                    15.05
                                    15.18
                                    15.2
                                    15.34
                                    15.37
                                    15.22
                                    15.26
                                    15.15
                                    15.09
                                    15.21
                                    15.32
                                    15.3
                                    15.33
                                    15.27
                                    15.26
                                    15.35
                                    15.45
                                    15.45
                                    15.34
                                    15.31
                                    15.38
                                    15.35
                                    15.41
                                    15.48
                                    15.62
                                    15.7
                                    15.68
                                    15.68
                                    15.63
                                    15.55
                                    15.68
                                    15.77
                                    15.53
                                    15.54
                                    15.61
                                    15.75
                                    15.5
                                    15.53
                                    15.4
                                    15.39
                                    15.35
                                    15.45
                                    15.3
                                    14.95
                                    14.48
                                    14.8
                                    15.05
                                    14.95
                                    14.75
                                    14.3
                                    14.35
                                    14.26
                                    14.45
                                    14.19
                                    14.02
                                    13.98
                                    13.58
                                    13.34
                                    13.4
                                    13.75
                                    13.5
                                    13.55
                                    13.59
                                    13.55
                                    13.48
                                    13.25
                                    12.95
                                    12.97
                                    13.24
                                    13.1
                                    13.06
                                    13
                                    13
                                    13.2
                                    12.98
                                    12.98
                                    13
                                    13.12
                                    13.06
                                    13.13
                                    13.36
                                    13.26
                                    13.26
                                    13.53
                                    13.52
                                    13.45
                                    13.32
                                    13.2
                                    13.14
                                    13.05
                                    13
                                    12.95
                                    13.09
                                    13.05
                                    13.13
                                    13.05
                                    13.12
                                    13.1
                                    13.134
                                    13.15
                                    13.24
                                    13.22
                                    13.42
                                    13.46
                                    13.52
                                    13.9
                                    13.83
                                    13.69
                                    13.67
                                    13.75
                                    13.89
                                    13.69
                                    13.72
                                    13.8
                                    13.87
                                    13.78
                                    13.8
                                    13.61
                                    13.81
                                    13.83
                                    13.75
                                    13.58
                                    13.53
                                    13.68
                                    13.77
                                    13.77
                                    13.9
                                    13.88
                                    13.92
                                    14
                                    13.95
                                    14.04
                                    14.04
                                    13.9
                                    13.96
                                    14.01
                                    14.12
                                    14.09
                                    14.1
                                    14.1
                                    14.13
                                    13.97
                                    14
                                    14.18
                                    14.2
                                    14.28
                                    14.28
                                    14.5
                                    14.78
                                    14.6
                                    14.5
                                    14.5
                                    14.43
                                    14.44
                                    14.52
                                    14.38
                                    14.41
                                    14.33
                                    14.36
                                    14.36
                                    14.34
                                    14.33
                                    14.4
                                    14.5
                                    14.54
                                    14.59
                                    14.6
                                    14.54
9/30/04                             14.35


FUND SNAPSHOT
------------------------------------
Share Price                   $14.35
------------------------------------
Common Share
Net Asset Value               $15.69
------------------------------------
Premium/(Discount) to NAV     -8.54%
------------------------------------
Market Yield                   6.23%
------------------------------------
Taxable-Equivalent Yield1      9.37%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $124,860
------------------------------------
Average Effective
Maturity (Years)               17.99
------------------------------------
Leverage-Adjusted Duration      9.12
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.55%         8.48%
------------------------------------
Since Inception 4.69%        10.19%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           26%
------------------------------------
Healthcare                       16%
------------------------------------
U.S. Guaranteed                  11%
------------------------------------
Utilities                        11%
------------------------------------
Education and Civic
Organizations                     9%
------------------------------------
Tax Obligation/General            9%
------------------------------------
Transportation                    6%
------------------------------------
Other                            12%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1154 per share.

Nuveen Insured New York Tax-Free Advantage Municipal Fund
NRK

Performance
     OVERVIEW As of September 30, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             85%
AAA (uninsured)                      2%
AA (uninsured)                       7%
A (uninsured)                        1%
BBB (uninsured)                      5%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct                                 0.0725
Nov                                 0.0725
Dec                                 0.0725
Jan                                 0.0725
Feb                                 0.0725
Mar                                 0.0725
Apr                                 0.0725
May                                 0.0725
Jun                                 0.0725
Jul                                 0.0725
Aug                                 0.0725
Sep                                 0.0695

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             13.71
                                    13.88
                                    13.93
                                    13.9
                                    14
                                    13.94
                                    13.8
                                    13.82
                                    13.92
                                    13.84
                                    13.71
                                    13.84
                                    13.69
                                    13.83
                                    13.8
                                    13.73
                                    13.8
                                    13.8
                                    13.73
                                    13.82
                                    13.7
                                    13.77
                                    13.86
                                    13.92
                                    14.09
                                    14.2
                                    14.11
                                    14.25
                                    14.29
                                    14.29
                                    14.4
                                    14.43
                                    14.32
                                    14.4
                                    14.34
                                    14.28
                                    14.43
                                    14.25
                                    14.31
                                    14.27
                                    14.17
                                    14.26
                                    14.26
                                    14.33
                                    14.12
                                    14.2
                                    14.2
                                    14.49
                                    14.35
                                    14.18
                                    14.18
                                    14.15
                                    14.4
                                    14.41
                                    14.6
                                    14.59
                                    14.64
                                    14.43
                                    14.42
                                    14.3
                                    14.35
                                    14.35
                                    14.55
                                    14.85
                                    14.93
                                    14.77
                                    14.85
                                    14.85
                                    14.78
                                    14.82
                                    14.93
                                    14.93
                                    14.96
                                    14.78
                                    14.99
                                    15
                                    14.9
                                    14.92
                                    14.75
                                    14.65
                                    14.64
                                    14.71
                                    14.77
                                    14.68
                                    14.75
                                    14.75
                                    14.89
                                    14.76
                                    14.6
                                    14.64
                                    14.71
                                    14.78
                                    14.92
                                    14.93
                                    14.72
                                    14.72
                                    14.83
                                    14.88
                                    14.96
                                    14.9
                                    14.91
                                    15.09
                                    14.91
                                    15.03
                                    15.07
                                    15.07
                                    15.2
                                    15.2
                                    15.2
                                    15.13
                                    15.21
                                    15.4
                                    15.44
                                    15.57
                                    15.43
                                    15.42
                                    15.15
                                    15.02
                                    15.16
                                    15.19
                                    15.35
                                    15.46
                                    15.23
                                    15.3
                                    15.2
                                    15
                                    15
                                    15.02
                                    15.03
                                    15
                                    14.75
                                    14.63
                                    14.14
                                    14.05
                                    14.1
                                    14.06
                                    13.91
                                    13.8
                                    13.85
                                    13.91
                                    14
                                    14.03
                                    13.8
                                    13.55
                                    13.49
                                    13.45
                                    13.55
                                    13.6
                                    13.6
                                    13.39
                                    13.47
                                    13.46
                                    13.35
                                    13.04
                                    12.98
                                    12.55
                                    12.61
                                    12.4
                                    12
                                    12.21
                                    12.25
                                    12.39
                                    12.4
                                    12.53
                                    12.44
                                    12.63
                                    12.54
                                    12.6
                                    12.68
                                    12.79
                                    12.79
                                    12.72
                                    12.81
                                    12.76
                                    12.76
                                    12.56
                                    12.69
                                    12.72
                                    12.72
                                    12.65
                                    12.55
                                    12.52
                                    12.6
                                    12.55
                                    12.46
                                    12.54
                                    12.58
                                    12.56
                                    12.54
                                    12.55
                                    12.54
                                    12.63
                                    12.83
                                    13.1
                                    13.1
                                    13.05
                                    13.05
                                    13.18
                                    13.34
                                    13.17
                                    13.21
                                    13.2
                                    13.13
                                    13.19
                                    13.24
                                    13.14
                                    13.04
                                    13.11
                                    13.04
                                    12.96
                                    13
                                    13.07
                                    13.13
                                    13.13
                                    13.25
                                    13.45
                                    13.57
                                    13.55
                                    13.75
                                    13.77
                                    13.6
                                    13.62
                                    13.65
                                    13.71
                                    13.85
                                    13.8
                                    13.8
                                    13.8
                                    13.75
                                    13.75
                                    14.15
                                    14
                                    14.07
                                    13.74
                                    14.3
                                    14.41
                                    14.45
                                    14.34
                                    14.2
                                    14.2
                                    14.1
                                    14.07
                                    14.08
                                    13.86
                                    13.63
                                    13.75
                                    13.64
                                    13.68
                                    13.72
                                    13.66
                                    13.74
                                    13.7
                                    13.74
                                    13.66
                                    13.9
                                    13.71
9/30/04                             13.64


FUND SNAPSHOT
------------------------------------
Share Price                   $13.64
------------------------------------
Common Share
Net Asset Value               $14.75
------------------------------------
Premium/(Discount) to NAV     -7.53%
------------------------------------
Market Yield                   6.11%
------------------------------------
Taxable-Equivalent Yield1      9.19%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $51,818
------------------------------------
Average Effective
Maturity (Years)               18.18
------------------------------------
Leverage-Adjusted Duration      8.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.83%         8.58%
------------------------------------
Since Inception 0.63%         7.46%
------------------------------------

TOP SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           37%
------------------------------------
Education and Civic
Organizations                    15%
------------------------------------
Healthcare                       14%
------------------------------------
Utilities                        11%
------------------------------------
Transportation                    8%
------------------------------------
Other                            15%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund as of September 30, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2004, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
November 12, 2004

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.7%

$       1,250   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA     $    1,394,812
                 Civic Facility Revenue Bonds, USTA National Tennis Center
                 Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        3,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          3,348,360
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        4,375   New York State Dormitory Authority, Insured Revenue                   9/06 at 102.00         AAA          4,664,319
                 Bonds, Long Island University, Series 1996,
                 5.500%, 9/01/26 - FSA Insured

        1,000   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 102.00         AAA          1,090,790
                 Siena College, Series 1997, 5.750%, 7/01/26 - MBIA Insured

        6,500   New York State Dormitory Authority, Insured Revenue Bonds,            7/08 at 101.00         AAA          6,836,765
                 New York Medical College, Series 1998, 5.000%, 7/01/21 -
                 MBIA Insured

        3,500   New York State Dormitory Authority, Insured Revenue Bonds,            7/09 at 101.00         AAA          3,654,175
                 Culinary Institute of America, Series 1999,
                 5.000%, 7/01/22 - MBIA Insured

        2,000   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          2,222,820
                 Upstate Community Colleges, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

        1,250   New York State Dormitory Authority, Insured Revenue                   7/10 at 101.00         AAA          1,423,113
                 Bonds, Pace University, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

        1,200   New York State Dormitory Authority, Insured Revenue                   7/09 at 101.00         AAA          1,375,008
                 Bonds, Cooper Union, Series 1999, 6.250%, 7/01/29 -
                 MBIA Insured

        2,945   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA          3,155,774
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/21 - FGIC Insured

        2,000   New York State Dormitory Authority, Insured Revenue                   7/11 at 100.00         AAA          2,161,680
                 Bonds, Yeshiva University, Series 2001,
                 5.000%, 7/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.9%

        2,000   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA          2,134,780
                 Health System Revenue Bonds, Series 1999A,
                 5.125%, 2/15/14 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        3,150    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,394,031
        2,100    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          2,253,468

        1,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/06 at 102.00         AAA          1,060,070
                 Hospital Revenue Bonds, Maimonides Medical Center,
                 Series 1996A, 5.750%, 8/01/24 - MBIA Insured

        3,135   New York State Dormitory Authority, Secured Hospital                  2/08 at 101.50         AAA          3,208,202
                 Insured Revenue Bonds, Southside Hospital, Series 1998,
                 5.000%, 2/15/25 - MBIA Insured

        7,080   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 101.00         AAA          7,087,859
                 Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        5,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 102.00         AAA          5,294,400
                 Hospital Revenue Bonds, Highland Hospital of Rochester,
                 Series 1997A, 5.400%, 8/01/27 - MBIA Insured

        3,280   New York State Dormitory Authority, Revenue Bonds,                   11/08 at 101.00         AAA          3,384,534
                 North Shore Health System Obligated Group, Series 1998,
                 5.000%, 11/01/23 - MBIA Insured

        4,130   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          4,631,712
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        6,000   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00         AAA          6,350,400
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

                New York State Dormitory Authority, FHA-Insured Mortgage
                Hospital Revenue Bonds, Montefiore Medical Center, Series 1999:
          935    5.250%, 8/01/19 - AMBAC Insured                                      8/09 at 101.00         AAA            999,571
        4,000    5.500%, 8/01/38 - AMBAC Insured                                      8/09 at 101.00         AAA          4,190,760


                                       17


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       8,000   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00         AAA     $    8,810,400
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,500   New York State Dormitory Authority, Hospital Revenue                  7/09 at 101.00         AAA          1,653,330
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        3,000   New York State Dormitory Authority, Insured Revenue                   7/09 at 101.00         AAA          3,261,390
                 Bonds, New Island Hospital, Series 1999A,
                 5.750%, 7/01/19 - AMBAC Insured

        8,525   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA          9,002,911
                 Winthrop-South Nassau University Health System
                 Obligated Group, Series 2001B, 5.250%, 7/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.7%

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
        1,745    6.100%, 11/01/15 - FSA Insured                                       5/06 at 102.00         AAA          1,811,415
        2,720    6.125%, 11/01/20 - FSA Insured                                       5/06 at 102.00         AAA          2,824,774

          205   New York State Housing Finance Agency, FHA-Insured                    2/05 at 102.00         AAA            209,424
                 Mortgage Multifamily Housing Revenue Bonds,
                 Series 1994B, 6.250%, 8/15/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.4%

        1,000   New York State Mortgage Agency, Mortgage Revenue                      7/10 at 100.00         AAA          1,071,810
                 Bonds, Twenty-Fourth Series 2000, 5.875%, 10/01/15
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        3,000   Castle Rest Residential Healthcare Facility, Syracuse,                8/07 at 102.00         AAA          3,054,780
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        1,185   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA          1,293,404
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.750%, 8/01/37 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.8%

                Erie County, New York, General Obligation Bonds, Series 2003A:
        1,000    5.250%, 3/15/15 - FGIC Insured                                       3/13 at 100.00         Aaa          1,115,910
        1,200    5.250%, 3/15/16 - FGIC Insured                                       3/13 at 100.00         Aaa          1,333,548
        1,300    5.250%, 3/15/17 - FGIC Insured                                       3/13 at 100.00         Aaa          1,436,734
        1,400    5.250%, 3/15/18 - FGIC Insured                                       3/13 at 100.00         Aaa          1,539,804

          635   Erie County, New York, General Obligation Bonds,                        No Opt. Call         Aaa            719,861
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured

                Germantown Central School District, Columbia County,
                New York, Series 1999:
          700    5.400%, 6/15/17 - FGIC Insured                                       6/08 at 101.00         Aaa            772,709
          700    5.400%, 6/15/18 - FGIC Insured                                       6/08 at 101.00         Aaa            772,709

        2,000   Hempstead Town, New York, General Obligation Bonds,                   1/11 at 101.00         Aaa          2,236,480
                 Series 2001A, 5.250%, 1/15/14 - MBIA Insured

          700   Jericho Union Free School District, Nassau County,                    8/09 at 101.00         Aaa            793,317
                 New York, General Obligation Bonds, Series 2000,
                 5.600%, 8/01/18 - MBIA Insured

                Monticello Central School District, Sullivan County, New York,
                General Obligation Bonds, Series 2000:
        1,905    6.000%, 6/15/18 - FGIC Insured                                       6/09 at 101.00         AAA          2,187,416
        2,000    6.000%, 6/15/19 - FGIC Insured                                       6/09 at 101.00         AAA          2,296,500
        2,165    6.000%, 6/15/20 - FGIC Insured                                       6/09 at 101.00         AAA          2,485,961

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 1999B:
        2,005    5.250%, 6/01/22 - AMBAC Insured                                      6/09 at 102.00         AAA          2,228,217
        1,000    5.250%, 6/01/23 - AMBAC Insured                                      6/09 at 102.00         AAA          1,080,380

        5,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AAA          5,451,900
                 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal               No Opt. Call         AAA          5,652,700
                 Series 2004B, 5.250%, 8/01/12 - FSA Insured

        1,165   Nassau County, North Hempstead, New York, General                     3/08 at 101.00         Aaa          1,203,748
                 Obligation Refunding Bonds, Series 1998B,
                 4.750%, 3/01/18 - FGIC Insured


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Oneida County, New York, General Obligation Public
                Improvement Bonds, Series 2000:
$         500    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA     $      558,980
          500    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            558,980

          255   Port Jervis, Orange County, New York, General Obligation              3/09 at 101.00         Aaa            283,073
                 Bonds, Water Improvements, Series 1999,
                 5.625%, 3/15/24 - FGIC Insured

        2,240   Suffolk County, New York, General Obligation Bonds,                     No Opt. Call         AAA          2,486,378
                 Series 2004B, 5.000%, 5/01/11 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.1%

                Erie County Industrial Development Authority, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,000    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,151,610
        1,200    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,373,064

        2,760   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          3,129,812
                 Service Contract Bonds, Series 2002B,
                 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        4,500    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          5,387,355
        1,250    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          1,411,788
        2,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          2,247,620
        2,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,070,660
        4,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          4,088,680

        6,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          6,388,800
                 Dedicated Tax Fund Bonds, Series 2002A,
                 5.250%, 11/15/25 - FSA Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        2,115    5.000%, 11/15/18 - AMBAC Insured                                       No Opt. Call         AAA          2,289,572
        1,305    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,356,378
        1,305    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,348,378

        3,125   Nassau Health Care Corporation, New York, County                      8/09 at 102.00         AAA          3,444,688
                 Guaranteed Health System Revenue Bonds, Series 1999,
                 5.750%, 8/01/29 - FSA Insured

        2,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          2,168,740
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/20 - AMBAC Insured

        2,510   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,643,532
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,660   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,789,297
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,155,240
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        5,000   New York State Dormitory Authority, Court Facilities Lease            5/10 at 101.00         AAA          5,559,100
                 Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

        1,000   New York State Dormitory Authority, Nassau County,                    8/11 at 100.00         AAA          1,084,260
                 Revenue Bonds, Board of Cooperative Educational
                 Services, Series 2001A, 5.250%, 8/15/21 - FSA Insured

        1,250   New York State Dormitory Authority, Insured Revenue                   1/05 at 102.00         AAA          1,279,187
                 Bonds, Leake and Watts Services Inc., Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

        2,250   New York State Dormitory Authority, 853 Schools                       7/08 at 101.00         AAA          2,419,043
                 Program Insured Revenue Bonds, St. Anne Institute,
                 Series 1998E, Issue 2, 5.000%, 7/01/18 - AMBAC Insured

        2,410   New York State Dormitory Authority, Revenue Bonds,                    7/14 at 100.00         AAA          2,587,786
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

          110   New York State Dormitory Authority, Improvement Revenue               2/07 at 102.00         AAA            120,465
                 Bonds, Mental Health Services Facilities, Series 1997A,
                 5.750%, 8/15/22 - MBIA Insured

          155   New York State Dormitory Authority, Improvement Revenue               2/06 at 102.00         AAA            162,872
                 Bonds, Mental Health Services Facilities, Series 1996B,
                 5.375%, 2/15/26 - MBIA Insured

        1,505   New York State Dormitory Authority, Revenue Bonds,                    8/11 at 100.00         AAA          1,687,451
                 Mental Health Services Facilities Improvements,
                 Series 2001B, 5.500%, 8/15/19 - MBIA Insured

        1,340   New York State Dormitory Authority, Insured Revenue                   7/09 at 101.00         AAA          1,521,637
                 Bonds, 853 Schools Program - Anderson School,
                 Series 1999E, Issue 2, 5.750%, 7/01/19 - AMBAC Insured


                                       19


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   New York State Dormitory Authority, Insured Revenue                   7/09 at 101.00         AAA     $    2,271,100
                 Bonds, Special Act School District Program, Series 1999,
                 5.750%, 7/01/19 - MBIA Insured

        1,670   New York State Dormitory Authority, Revenue Bonds,                    8/10 at 100.00         AAA          1,854,084
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.875%, 2/15/16 - FSA Insured

        2,265   New York State Environmental Facilities Corporation,                  4/07 at 100.00         AAA          2,312,927
                 Special Obligation Revenue Refunding Bonds, Riverbank
                 State Park, Series 1996, 5.125%, 4/01/22 - AMBAC Insured

        1,750   New York State Local Government Assistance Corporation,               4/08 at 101.00         AAA          1,808,152
                 Revenue Bonds, Series 1997B, 4.875%, 4/01/20 -
                 MBIA Insured

        1,000   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00         AAA          1,021,770
                 State Personal Income Tax, Series 2003A,
                 5.000%, 3/15/32 - FGIC Insured

        4,600   New York State Dormitory Authority, Revenue Bonds,                   10/12 at 100.00         AAA          4,923,794
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Series 2002B:
        1,290    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA          1,426,430
        1,300    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          1,432,132
        2,000    5.000%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          2,121,220

        3,500   New York State Thruway Authority, Highway and Bridge                  4/12 at 100.00         AAA          3,832,185
                 Trust Fund Bonds, Series 2002A, 5.250%, 4/01/17 -
                 FSA Insured

        2,225   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          2,402,978
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/22 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2004:
        1,000    5.000%, 4/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          1,073,910
        1,750    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         AAA          1,866,533

        3,790   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          4,289,749
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

        1,550   New York State Thruway Authority, State Personal                      9/14 at 100.00         AAA          1,626,586
                 Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24
                 (WI, settling 10/14/04) - AMBAC Insured

          650   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA            734,728
                 Highway Revenue Bonds, Series 2000B, 5.875%, 7/01/35 -
                 MBIA Insured

        2,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          2,246,040
                 5.500%, 8/01/19 - FSA Insured

        1,435   Suffolk County Industrial Development Agency, New York,              10/10 at 102.00         Aaa          1,691,707
                 Revenue Bonds, Hampton Bays Public Library, Series 1999A,
                 6.000%, 10/01/19 - MBIA Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        6,300    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          6,830,964
        4,500    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          4,828,275

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.3%

        2,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          2,270,220
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.500%, 11/15/19 - AMBAC Insured

        2,300   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA          2,463,599
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        5,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          5,396,200
                 Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 (Alternative Minimum Tax) -
                 MBIA Insured

        5,025   Port Authority of New York and New Jersey, Special Project           12/07 at 100.00         AAA          5,386,850
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured

                Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax) - FGIC Insured             1/05 at 100.00         AAA          5,373,375
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax) - FGIC Insured             1/05 at 100.00         AAA         11,655,250

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            915,470
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,476,985


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 29.4%

                Buffalo, New York, General Obligation Bonds, Series 1999D:
$         525    6.000%, 12/01/18 (Pre-refunded to 12/01/09) - FSA Insured           12/09 at 101.00         AAA     $      614,030
          425    6.000%, 12/01/19 (Pre-refunded to 12/01/09) - FSA Insured           12/09 at 101.00         AAA            497,072

        1,230   Buffalo, New York, General Obligation Bonds, Series 1999E,           12/09 at 101.00         AAA          1,438,583
                 6.000%, 12/01/18 (Pre-refunded to 12/01/09) - FSA Insured

                Chittenango Central School District, Madison and Onondaga
                Counties, New York, General Obligation Bonds, Series 2000:
        1,125    5.650%, 6/15/18 (Pre-refunded to 6/15/09) - FGIC Insured             6/09 at 101.00         AAA          1,287,776
        1,185    5.650%, 6/15/19 (Pre-refunded to 6/15/09) - FGIC Insured             6/09 at 101.00         AAA          1,356,458

                East Rochester Union Free School District, Monroe County, New
                York, General Obligation Bonds, Series, 2000:
          265    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            304,509
          200    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            229,818
          200    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            229,818

          500   Freeport, New York, General Obligation Bonds, Series 2000A,           4/10 at 101.00         Aaa            584,385
                 6.000%, 4/01/18 (Pre-refunded to 4/01/10) - FGIC Insured

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,410    5.750%, 6/15/17 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,645,682
        1,410    5.750%, 6/15/18 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,645,682

                Lyndonville Central School District, Orleans County, New York,
                General Obligation Bonds, Series 2000:
          330    5.750%, 6/01/18 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            373,590
          330    5.750%, 6/01/19 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            373,590

        2,210   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          2,411,221
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23 (Pre-refunded to 10/01/15) - FGIC Insured           10/15 at 100.00         AAA          5,749,969
        7,600    4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured           10/15 at 100.00         AAA          8,384,624

        1,000   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          1,126,120
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded to 10/01/14) - FSA Insured

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 2000F:
        1,505    6.500%, 3/01/17 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          1,781,408
        1,000    6.500%, 3/01/19 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          1,183,660
          910    6.500%, 3/01/20 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          1,077,131

          805   Nassau County, New York, General Obligation Improvement               9/09 at 102.00         Aaa            918,843
                 Bonds, Series 1999D, 5.300%, 9/01/17 (Pre-refunded to
                 9/01/09) - FSA Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1990I:
          950    7.250%, 8/15/14 - AMBAC Insured                                      2/05 at 100.00         AAA          1,080,141
        1,270    7.250%, 8/15/17 - AMBAC Insured                                      2/05 at 100.00         AAA          1,460,627

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1991A:
        3,030    7.250%, 3/15/18 - FSA Insured                                        3/05 at 100.00         AAA          3,463,684
        2,250    7.250%, 3/15/19 - FSA Insured                                        3/05 at 100.00         AAA          2,575,035

          340   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            400,357
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 (Pre-refunded
                 to 6/15/10) - MBIA Insured

        3,025   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          3,503,222
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

        5,030   New York City Trust for Cultural Resources, New York,                 7/19 at 100.00         AAA          5,705,831
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded
                 to 7/01/19) - AMBAC Insured

        3,000   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AAA          3,416,610
                  State University Dormitory Facilities, Series 1999C,
                 5.500%, 7/01/29 (Pre-refunded to 7/01/09) - MBIA Insured

        1,040   New York State Dormitory Authority, Judicial Facilities                 No Opt. Call         AAA          1,285,201
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 - MBIA Insured

          975   New York State Dormitory Authority, Revenue Bonds,                    8/11 at 100.00         AAA          1,117,877
                 Mental Health Services Facilities Improvements,
                 Series 2001B, 5.500%, 8/15/19 (Pre-refunded to
                 8/15/11) - MBIA Insured


                                       21


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       5,000   New York State Dormitory Authority, Third General                     7/09 at 101.00         AAA     $    5,694,350
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1999-1, 5.500%, 7/01/29 (Pre-refunded
                 to 7/01/09) - FSA Insured

                New York State Dormitory Authority, Revenue Bonds, Mental Health
                Services Facilities Improvements, Series 2001A:
        1,145    5.500%, 8/15/19 (Pre-refunded to 8/15/11) - MBIA Insured             8/11 at 100.00         AAA          1,306,697
        1,210    5.500%, 8/15/20 (Pre-refunded to 8/15/11) - MBIA Insured             8/11 at 100.00         AAA          1,380,876

        4,000   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA          4,473,880
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/24 (Pre-refunded
                 to 7/01/10) - FGIC Insured

        2,735   New York State Housing Finance Agency, Construction Fund                No Opt. Call         AAA          2,901,726
                 Bonds, State University, Series 1986A, 7.900%, 11/01/06

           35   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA             36,272
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1995A, 6.000%, 2/15/25 (Pre-refunded
                 to 2/15/05) - MBIA Insured

        5,915   New York State Dormitory Authority, Revenue Bonds, State              5/12 at 101.00         AAA          6,700,453
                 University Educational Facilities, Series 2002A,
                 5.125%, 5/15/20 (Pre-refunded to 5/15/12) - FGIC Insured

                Nassau County, North Hempstead, New York, General
                Obligation Refunding Bonds, Series 1998B:
          135    4.750%, 3/01/18 (Pre-refunded to 3/01/08) - FGIC Insured             3/08 at 101.00         Aaa            147,525
          200    4.750%, 3/01/18 (Pre-refunded to 3/01/08) - FGIC Insured             3/08 at 101.00         Aaa            218,556

        1,000   Puerto Rico, Public Improvement General Obligation Bonds,             7/10 at 100.00         AAA          1,143,980
                 Series 2000, 5.750%, 7/01/26 (Pre-refunded
                 to 7/01/10) - MBIA Insured

          350   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00         AAA            408,667
                 Revenue Bonds, Series 2000B, 5.875%, 7/01/35
                 (Pre-refunded to 7/01/10) - MBIA Insured

                Suffolk County, New York, Public Improvement Bonds,
                Series 2000A:
        1,130    5.750%, 5/01/17 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA          1,307,873
        1,100    6.000%, 5/01/18 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA          1,287,253
          610    6.000%, 5/01/19 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA            713,840
          640    6.000%, 5/01/20 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA            748,947

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.2%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        9,000    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          9,560,430
        3,000    5.750%, 12/01/24 - FSA Insured                                       6/08 at 101.00         AAA          3,306,780
        1,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          1,051,800

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,557,850
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,627,925

        2,620   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          2,850,717
                 General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
                 CIFG Insured

        2,275   New York State Energy Research and Development                       11/04 at 101.00         AAA          2,307,169
                 Authority, Adjustable Rate Gas Facilities Revenue Bonds,
                 Brooklyn Union Gas Company, Series 1989B, 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        2,250   New York State Energy Research and Development                        1/05 at 101.50         AAA          2,285,820
                 Authority, Gas Facilities Revenue Bonds, Brooklyn
                 Union Gas Company, Series 1989C, 5.600%, 6/01/25
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   New York State Energy Research and Development                        7/05 at 102.00         AAA          1,047,840
                 Authority, Pollution Control Revenue Bonds, New York
                 State Electric and Gas Corporation, Series 1987A,
                 6.150%, 7/01/26 (Alternative Minimum Tax) - MBIA Insured

        2,000   New York State Energy Research and Development                        9/08 at 102.00         AAA          2,138,820
                 Authority, Pollution Control Revenue Bonds, Rochester Gas
                 and Electric Corporation, Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.4%

        3,655   Buffalo Municipal Water Finance Authority, New York,                  7/09 at 101.00         AAA          4,086,911
                 Water System Revenue Bonds, Series 1999,
                 6.000%, 7/01/29 - FSA Insured

        1,000   New York City Municipal Water Finance Authority,                      6/07 at 101.00         AAA          1,080,330
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 1997B, 5.750%, 6/15/29 - FSA Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   New York City Municipal Water Finance Authority,                      6/14 at 100.00         AAA     $    1,022,470
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        4,750   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          5,130,380
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        2,000   New York City Municipal Water Finance Authority,                      6/11 at 100.00         AAA          2,090,480
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        3,240   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA          3,461,778
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1996B, 5.750%, 6/15/26 - MBIA Insured

        1,660   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA          1,915,773
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,750   Western Nassau County Water Authority, New York, System               5/06 at 102.00         AAA          2,926,906
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     395,130   Total Long-Term Investments (cost $395,369,403) - 147.4%                                                430,050,202
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

          300   New York City, New York, General Obligation Bonds,                                           A-1            300,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/05 - MBIA Insured+

          730   New York City, New York, General Obligation Bonds,                                           A-1            730,000
                 Variable Rate Demand Obligations, Series 2002A-7,
                 1.620%, 11/01/24 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,030   Total Short-Term Investments (cost $1,030,000)                                                            1,030,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $396,399,403) - 147.8%                                                          431,080,202
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      4,579,459
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.4)%                                                       (144,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  291,659,661
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

               + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.4%

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
$       1,315    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA     $    1,456,573
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            683,853

          500   Amherst Industrial Development Agency, New York, Revenue              8/10 at 102.00         AAA            553,830
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

        1,000   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          1,036,820
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        1,365   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA          1,523,135
                 Civic Facility Revenue Bonds, USTA National Tennis
                 Center Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        7,250   New York City Industrial Development Agency, New York,                1/09 at 101.00         AAA          7,395,653
                 Civic Facility Revenue Bonds, Horace Mann School,
                 Series 1998, 5.000%, 7/01/28 - MBIA Insured

        2,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          2,232,240
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,870   New York State Dormitory Authority, Insured Revenue Bonds,            1/05 at 100.00         AAA          1,878,303
                 Fordham University, Series 1990, 7.200%, 7/01/15 -
                 AMBAC Insured

        2,000   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 102.00         AAA          2,181,580
                 Siena College, Series 1997, 5.750%, 7/01/26 - MBIA Insured

        4,500   New York State Dormitory Authority, Insured Revenue Bonds,            7/08 at 101.00         AAA          4,733,145
                 Ithaca College, Series 1998, 5.000%, 7/01/21 -
                 AMBAC Insured

        1,500   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          1,667,115
                 Upstate Community Colleges, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

                New York State Dormitory Authority, Revenue Bonds,
                University of Rochester, Series 2000A:
        1,990    0.000%, 7/01/17 - MBIA Insured                                       7/10 at 101.00         AAA          1,588,100
        2,235    0.000%, 7/01/18 - MBIA Insured                                       7/10 at 101.00         AAA          1,774,925
        2,495    0.000%, 7/01/19 - MBIA Insured                                       7/10 at 101.00         AAA          1,971,774
        1,870    0.000%, 7/01/21 - MBIA Insured                                       7/10 at 101.00         AAA          1,463,593

          500   New York State Dormitory Authority, Insured Revenue                   7/10 at 101.00         AAA            569,245
                 Bonds, Pace University, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

                New York State Dormitory Authority, Revenue Bonds,
                Canisius College, Series 2000:
        1,000    5.100%, 7/01/20 - MBIA Insured                                       7/11 at 101.00         AAA          1,070,220
        2,875    5.250%, 7/01/30 - MBIA Insured                                       7/11 at 101.00         AAA          3,016,335

                New York State Dormitory Authority, Insured Revenue Bonds,
                New York University, Series 2001-2:
        1,350    5.500%, 7/01/18 - AMBAC Insured                                      7/11 at 100.00         AAA          1,517,967
          800    5.500%, 7/01/20 - AMBAC Insured                                      7/11 at 100.00         AAA            899,536
          600    5.500%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA            671,544

        2,500   New York State Dormitory Authority, General Revenue                     No Opt. Call         AAA          2,887,850
                 Bonds, New York University, Series 2001-1,
                 5.500%, 7/01/40 - AMBAC Insured

        2,125   New York State Dormitory Authority, Insured Revenue                   7/11 at 100.00         AAA          2,283,886
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        1,710   New York State Dormitory Authority, Insured Revenue                   7/12 at 100.00         AAA          1,832,932
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.7%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,016,916
        3,065    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          3,288,990


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

                New York State Dormitory Authority, FHA-Insured Mortgage
                Revenue Bonds, St. Vincent's Hospital and Medical Center,
                Series 1991:
$       2,115    7.375%, 8/01/11                                                      2/05 at 100.00         AAA     $    2,124,264
        4,150    7.400%, 8/01/30                                                      2/05 at 100.00         AAA          4,321,395

        5,995   New York State Dormitory Authority, FHA-Insured Mortgage              2/05 at 105.00         AAA          6,197,931
                 Hospital Revenue Bonds, Millard Fillmore Hospitals,
                 Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        6,500   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 102.00         AAA          6,768,320
                 Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        3,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 101.00         AAA          3,003,330
                 Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        4,130   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          4,631,712
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

                New York State Dormitory Authority, Revenue Bonds, Memorial
                Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA          2,646,000
        3,210    5.000%, 7/01/22 - MBIA Insured                                       7/13 at 100.00         AAA          3,378,236

        5,730   New York State Dormitory Authority, FHA-Insured                       8/09 at 101.00         AAA          6,003,264
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        6,430   New York State Dormitory Authority, Hospital Revenue                  7/09 at 101.00         AAA          7,014,358
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A,
                 5.500%, 7/01/24 - MBIA Insured

       12,020   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA         12,693,841
                 Winthrop-South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/26 - AMBAC Insured

        2,025   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA          2,123,192
                 Winthrop-South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

       12,397   New York City Housing Development Corporation,                       10/04 at 105.00         AAA         13,043,441
                 New York, Limited Obligation Multifamily Housing Bonds,
                 Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 -
                 AMBAC Insured

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
          870    6.100%, 11/01/15 - FSA Insured                                       5/06 at 102.00         AAA            903,112
        3,625    6.125%, 11/01/20 - FSA Insured                                       5/06 at 102.00         AAA          3,764,635

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7%

        2,325   New York State Mortgage Agency, Mortgage Revenue                      7/10 at 100.00         AAA          2,491,958
                 Bonds, Twenty-Fourth Series 2000, 5.875%, 10/01/15
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

        2,000   Babylon Industrial Development Agency, New York,                      8/09 at 101.00         AAA          2,261,980
                 Revenue Bonds, WSNCHS East Inc. Project, Series 2000B,
                 6.000%, 8/01/24 - MBIA Insured

        6,000   New York State Dormitory Authority, FHA-Insured Nursing               8/11 at 101.00         AAA          6,196,080
                 Home Mortgage Revenue Bonds, Norwegian Christian
                 Home and Health Center, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.4%

                Erie County, New York, General Obligation Bonds,
                Series 1999A:
          700    5.500%, 10/01/17 - FGIC Insured                                     10/09 at 101.00         AAA            791,469
          700    5.250%, 10/01/19 - FGIC Insured                                     10/09 at 101.00         AAA            776,279

                Erie County, New York, General Obligation Bonds,
                Series 2003A:
        1,410    5.250%, 3/15/15 - FGIC Insured                                       3/13 at 100.00         Aaa          1,573,433
        1,500    5.250%, 3/15/16 - FGIC Insured                                       3/13 at 100.00         Aaa          1,666,935
        1,510    5.250%, 3/15/17 - FGIC Insured                                       3/13 at 100.00         Aaa          1,668,822
        1,635    5.250%, 3/15/18 - FGIC Insured                                       3/13 at 100.00         Aaa          1,798,271

          745   Erie County, New York, General Obligation Bonds,                        No Opt. Call         Aaa            844,562
                Series 2004B, 5.250%, 4/01/13 - MBIA Insured

        2,500   Nassau County, New York, General Obligation Improvement               6/09 at 102.00         AAA          2,700,950
                 Bonds, Series 1999B, 5.250%, 6/01/23 - AMBAC Insured


                                       25


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$          45   New York City, New York, General Obligation Bonds,                    2/05 at 100.00         AAA     $       45,167
                 Fiscal Series 1992C, 6.250%, 8/01/10 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998H:
        4,150    5.125%, 8/01/25 - MBIA Insured                                       8/08 at 101.00         AAA          4,283,339
        6,000    5.375%, 8/01/27 - MBIA Insured                                       8/08 at 101.00         AAA          6,376,020

        5,000   New York City, New York, General Obligation Bonds, Fiscal             4/09 at 101.00         AAA          5,099,050
                 Series 1999I, 5.000%, 4/15/29 - MBIA Insured

        3,000   New York City, New York, General Obligation Bonds, Fiscal             8/10 at 101.00         AAA          3,256,560
                 Series 2001D, 5.000%, 8/01/16 - FGIC Insured

        6,250   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AAA          6,814,875
                 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal               No Opt. Call         AAA          5,652,700
                 Series 2004B, 5.250%, 8/01/12 - FSA Insured

        2,330   Nassau County, North Hempstead, New York, General                     3/08 at 101.00         Aaa          2,407,496
                 Obligation Refunding Bonds, Series 1998B, 4.750%, 3/01/18 -
                 FGIC Insured

                Oneida County, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          100    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            111,796
          100    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            111,796

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17 - FSA Insured                                        6/10 at 100.00         Aaa            602,879
          525    5.875%, 6/15/18 - FSA Insured                                        6/10 at 100.00         Aaa            602,879
          525    5.875%, 6/15/20 - FSA Insured                                        6/10 at 100.00         Aaa            596,537
          525    5.875%, 6/15/21 - FSA Insured                                        6/10 at 100.00         Aaa            596,537
          525    5.875%, 6/15/22 - FSA Insured                                        6/10 at 100.00         Aaa            596,537
          525    5.875%, 6/15/23 - FSA Insured                                        6/10 at 100.00         Aaa            596,537
          525    5.875%, 6/15/24 - FSA Insured                                        6/10 at 100.00         Aaa            596,537
          525    5.875%, 6/15/26 - FSA Insured                                        6/10 at 100.00         Aaa            588,116
          525    5.875%, 6/15/28 - FSA Insured                                        6/10 at 100.00         Aaa            588,116

                Rensselaer County, New York, General Obligation Bonds,
                Series 1991:
          960    6.700%, 2/15/16 - AMBAC Insured                                        No Opt. Call         AAA          1,217,885
          960    6.700%, 2/15/17 - AMBAC Insured                                        No Opt. Call         AAA          1,225,862
          960    6.700%, 2/15/18 - AMBAC Insured                                        No Opt. Call         AAA          1,236,499
          960    6.700%, 2/15/19 - AMBAC Insured                                        No Opt. Call         AAA          1,245,792
          960    6.700%, 2/15/20 - AMBAC Insured                                        No Opt. Call         AAA          1,252,224
          747    6.700%, 2/15/21 - AMBAC Insured                                        No Opt. Call         AAA            975,365

                Rochester, New York, General Obligation Bonds, Series 1999:
          735    5.250%, 10/01/20 - MBIA Insured                                        No Opt. Call         AAA            844,236
          735    5.250%, 10/01/21 - MBIA Insured                                        No Opt. Call         AAA            840,193
          730    5.250%, 10/01/22 - MBIA Insured                                        No Opt. Call         AAA            830,623
          730    5.250%, 10/01/23 - MBIA Insured                                        No Opt. Call         AAA            826,061
          730    5.250%, 10/01/24 - MBIA Insured                                        No Opt. Call         AAA            822,944
          730    5.250%, 10/01/25 - MBIA Insured                                        No Opt. Call         AAA            819,323
          725    5.250%, 10/01/26 - MBIA Insured                                        No Opt. Call         AAA            807,476

        1,680   Suffolk County, New York, General Obligation Bonds,                     No Opt. Call         AAA          1,864,783
                 Series 2004B, 5.000%, 5/01/11 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 39.5%

                Erie County Industrial Development Authority, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,230    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,416,480
        1,225    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,401,670

        4,600   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          5,216,354
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
$       2,000    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA     $    2,394,380
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,388,290
        5,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          5,619,050
        2,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,070,660
        4,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          4,088,680

        7,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          7,986,000
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        4,000    5.000%, 11/15/18 - AMBAC Insured                                       No Opt. Call         AAA          4,330,160
        1,560    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,621,417
        1,560    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,611,854

           50   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             50,851
                 Future Tax Secured Bonds, Fiscal Series 1998A,
                 5.000%, 8/15/27 - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
        2,820    5.250%, 5/01/16 - MBIA Insured                                      11/11 at 101.00         AAA          3,105,440
        1,000    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          1,096,640

        7,500   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          8,085,675
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,686,200
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        3,060   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,298,343
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,155,240
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        5,250   New York State Dormitory Authority, Court Facilities                  5/10 at 101.00         AAA          5,837,055
                 Lease Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

        5,000   New York State Dormitory Authority, Insured Revenue                   1/05 at 102.00         AAA          5,116,750
                 Bonds, Leake and Watts Services Inc., Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

        3,610   New York State Dormitory Authority, Revenue Bonds,                    7/14 at 100.00         AAA          3,876,310
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

          105   New York State Dormitory Authority, Improvement Revenue               2/07 at 102.00         AAA            114,990
                 Bonds, Mental Health Services Facilities, Series 1997A,
                 5.750%, 8/15/22 - MBIA Insured

                New York State Dormitory Authority, Improvement Revenue Bonds,
                Mental Health Services Facilities, Series 1996B:
           95    5.375%, 2/15/26 - MBIA Insured                                       2/06 at 102.00         AAA             99,825
           80    5.375%, 2/15/26 - FSA Insured                                        2/06 at 102.00         AAA             84,063

        7,145   New York State Dormitory Authority, Insured Revenue                   7/09 at 101.00         AAA          8,113,505
                 Bonds, Special Act School District Program, Series 1999,
                 5.750%, 7/01/19 - MBIA Insured

        2,000   New York State Environmental Facilities Corporation,                  4/07 at 100.00         AAA          2,042,320
                 Special Obligation Revenue Refunding Bonds, Riverbank
                 State Park, Series 1996, 5.125%, 4/01/22 - AMBAC Insured

        7,750   New York State Local Government Assistance Corporation,               4/08 at 101.00         AAA          8,007,532
                 Revenue Bonds, Series 1997B, 4.875%, 4/01/20 -
                 MBIA Insured

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
          875    5.125%, 5/15/19 - AMBAC Insured                                      5/11 at 100.00         AAA            951,808
          920    5.125%, 5/15/20 - AMBAC Insured                                      5/11 at 100.00         AAA            993,674
          965    5.250%, 5/15/21 - AMBAC Insured                                      5/11 at 100.00         AAA          1,047,816
        1,015    5.250%, 5/15/22 - AMBAC Insured                                      5/11 at 100.00         AAA          1,087,603

        1,500   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00         AAA          1,532,655
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured

        7,925   New York State Dormitory Authority, Revenue Bonds,                   10/12 at 100.00         AAA          8,482,841
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured


                                       27


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Series 2002B:
$       1,835    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA     $    2,029,070
        2,100    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          2,313,444

        3,575   New York State Thruway Authority, Highway and Bridge                 10/11 at 100.00         AAA          3,965,247
                 Trust Fund Bonds, Series 2001B, 5.250%, 4/01/16 -
                 MBIA Insured

        5,000   New York State Thruway Authority, Highway and Bridge                  4/12 at 100.00         AAA          5,433,750
                 Trust Fund Bonds, Series 2002A, 5.250%, 4/01/19 -
                 FSA Insured

        2,375   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          2,564,976
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/22 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2004:
        2,000    5.000%, 4/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          2,147,820
        1,000    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00         AAA          1,060,140

        2,530   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          2,863,606
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

        4,000   Puerto Rico Highway and Transportation Authority,                       No Opt. Call         AAA          4,701,720
                 Highway Revenue Refunding Bonds, Series 2002E,
                 5.500%, 7/01/18 - FSA Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        9,400    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA         10,192,232
        2,500    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,682,375

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.3%

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        6,000    5.500%, 11/15/18 - AMBAC Insured                                    11/12 at 100.00         AAA          6,826,560
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,126,840

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        1,335    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          1,496,869
        4,575    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          4,743,177

        2,500   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA          2,677,825
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

        7,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          7,554,680
                 Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 (Alternative Minimum Tax) - MBIA Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,842,678
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,092,410

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 25.6%

                East Rochester Union Free School District, Monroe County, New
                York, General Obligation Bonds, Series, 2000:
          300    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            344,727
          350    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            402,182
          365    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            419,418

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,000    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,167,150
        1,000    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,167,150

                Lyndonville Central School District, Orleans County, New York,
                General Obligation Bonds, Series 2000:
          340    5.750%, 6/01/18 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            384,911
          340    5.750%, 6/01/19 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            384,911

        4,695   Metropolitan Transportation Authority, New York, Commuter             7/11 at 100.00         AAA          5,304,035
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                 (Pre-refunded to 7/01/11) - FGIC Insured

        3,000   Metropolitan Transportation Authority, New York, Dedicated           10/10 at 100.00         AAA          3,384,960
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26 (Pre-refunded to 10/01/10) - MBIA Insured

       11,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA         12,135,640
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
$       4,000    5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA     $    4,504,480
        3,250    5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          3,659,890

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1991A:
        1,500    7.250%, 3/15/18 - FSA Insured                                        3/05 at 100.00         AAA          1,714,695
        3,100    7.250%, 3/15/19 - FSA Insured                                        3/05 at 100.00         AAA          3,547,826

        3,000   New York City, New York, General Obligation Bonds,                   10/04 at 100.00         AAA          3,442,080
                 Fiscal Series 1990B, 7.000%, 10/01/19 - FSA Insured

          255   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            300,268
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 (Pre-refunded to
                 6/15/10) - MBIA Insured

        5,940   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          6,698,894
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 1999A,
                 5.250%, 1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

        5,225   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          6,051,020
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

           10   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             10,929
                 Future Tax Secured Bonds, Fiscal Series 1998A,
                 5.000%, 8/15/27 (Pre-refunded to 8/15/07) - MBIA Insured

        1,075   New York City Trust for Cultural Resources, New York,                 7/19 at 100.00         AAA          1,219,437
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded to
                 7/01/19) - AMBAC Insured

        2,095   New York State Dormitory Authority, Lease Revenue Bonds,              7/11 at 100.00         AAA          2,398,440
                 State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/18 (Pre-refunded to 7/01/11) - FGIC Insured

          505   New York State Dormitory Authority, Suffolk County, Lease            10/04 at 114.14     Baa1***            725,953
                 Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14

        6,000   New York State Dormitory Authority, Third General                     1/08 at 102.00         AAA          6,664,560
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.125%, 7/01/27 (Pre-refunded
                 to 1/01/08) - MBIA Insured

        3,485   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA          3,897,868
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/24 (Pre-refunded
                 to 7/01/10) - FGIC Insured

           20   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA             20,727
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1995A, 6.000%, 2/15/25 (Pre-refunded
                 to 2/15/05) - MBIA Insured

        5,795   New York State Dormitory Authority, Revenue Bonds, State              5/12 at 101.00         AAA          6,515,956
                 University Educational Facilities, Series 2002A,
                 5.000%, 5/15/18 (Pre-refunded to 5/15/12) - FGIC Insured

        5,000   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          5,747,750
                 Facilities Service Contract Revenue Bonds, Series 1999C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

                New York State Urban Development Corporation, Correctional
                Facilities Service Contract Revenue Bonds, Series 2000C:
        6,000    5.125%, 1/01/23 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 100.00         AAA          6,690,960
        2,000    5.250%, 1/01/30 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 100.00         AAA          2,244,420

                Nassau County, North Hempstead, New York, General
                Obligation Bonds, Series 1999B:
        2,135    5.875%, 7/15/18 (Pre-refunded to 7/15/09) - FGIC Insured             7/09 at 101.00         Aaa          2,468,850
        2,255    5.875%, 7/15/19 (Pre-refunded to 7/15/09) - FGIC Insured             7/09 at 101.00         Aaa          2,607,614

                Nassau County, North Hempstead, New York, General
                Obligation Refunding Bonds, Series 1998B:
          275    4.750%, 3/01/18 (Pre-refunded to 3/01/08) - FGIC Insured             3/08 at 101.00         Aaa            300,515
          395    4.750%, 3/01/18 (Pre-refunded to 3/01/08) - FGIC Insured             3/08 at 101.00         Aaa            431,648

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        8,300    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          8,816,841
        4,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          4,207,200


                                       29


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2000A:
$       4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA     $    1,596,360
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,496,080
       15,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          5,248,800
        3,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA            989,100
        4,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          1,407,240
        3,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA            888,270

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
        3,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          3,069,420
        3,125    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          3,284,906

       10,025   New York State Energy Research and Development Authority,            11/04 at 101.00         AAA         10,166,754
                 Adjustable Rate Gas Facilities Revenue Bonds, Brooklyn
                 Union Gas Company, Series 1989B, 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        3,000   New York State Energy Research and Development Authority,             7/05 at 102.00         AAA          3,143,520
                 Pollution Control Revenue Bonds, New York State Electric
                 and Gas Corporation, Series 1987A, 6.150%, 7/01/26
                 (Alternative Minimum Tax) - MBIA Insured

        6,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          6,416,460
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation, Series 1998A, 5.950%, 9/01/33 (Alternative
                 Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0%

        2,225   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          2,330,821
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1997A, 5.375%, 6/15/26 - FSA Insured

       10,500   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA         11,340,840
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          5,226,200
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        3,240   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          3,461,770
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1996B, 5.750%, 6/15/26 - MBIA Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 2000B:
        1,245    6.100%, 6/15/31 - MBIA Insured                                       6/10 at 101.00         AAA          1,436,830
        1,225    6.000%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          1,407,415

          350   New York State Environmental Facilities Corporation, State Water      3/05 at 100.00         AAA            351,568
                 Pollution Control Revolving Fund Pooled Revenue Bonds, Series
                 1991B, 7.100%, 9/15/11

        2,230   Upper Mohawk Valley Regional Water Finance Authority, New York,         No Opt. Call         Aaa            948,330
                 Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
$     546,194   Total Long-Term Investments (cost $520,469,597) - 148.9%                                                564,438,709
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      7,678,371
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                       (193,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  379,117,080
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.5%

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
$       1,065    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA     $    1,179,658
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            683,853

          500   Amherst Industrial Development Agency, New York, Revenue              8/10 at 102.00         AAA            553,830
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

        6,415   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          6,651,200
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        5,000   New York City Trust for Cultural Resources, New York,                 7/06 at 101.00         AAA          5,317,550
                 Revenue Bonds, New York Botanical Garden, Series 1996,
                 5.800%, 7/01/26 - MBIA Insured

        7,250   New York City Trust for Cultural Resources, New York,                 1/07 at 102.00         AAA          7,803,683
                 Revenue Refunding Bonds, Museum of Modern Art,
                 Series 1996A, 5.500%, 1/01/21 - AMBAC Insured

       14,500   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA         15,534,430
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/27 - MBIA Insured

        1,385   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA          1,545,452
                 Civic Facility Revenue Bonds, USTA National Tennis
                 Center Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        4,775   New York City Industrial Development Agency, New York,                6/07 at 102.00         AAA          4,966,191
                 Civic Facility Revenue Bonds, Trinity Episcopal School,
                 Series 1997, 5.250%, 6/15/27 - MBIA Insured

        2,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          2,232,240
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,800   New York State Dormitory Authority, Second General                      No Opt. Call         AAA          2,144,322
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        6,000   New York State Dormitory Authority, Consolidated Revenue                No Opt. Call         AAA          7,042,020
                 Bonds, City University System, Series 1993A,
                 5.750%, 7/01/13 - MBIA Insured

        8,500   New York State Dormitory Authority, Insured Revenue                   7/07 at 102.00         AAA          8,887,600
                 Bonds, Ithaca College, Series 1997, 5.250%, 7/01/26 -
                 AMBAC Insured

        1,150   New York State Dormitory Authority, Insured Revenue Bonds,            7/06 at 102.00         AAA          1,242,092
                 St. John's University, Series 1996, 5.600%, 7/01/16 -
                 MBIA Insured

        4,625   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 101.00         AAA          4,835,946
                 Barnard College, Series 1996, 5.250%, 7/01/26 -
                 AMBAC Insured

        2,000   New York State Dormitory Authority, Third General                     7/08 at 102.00         AAA          2,044,460
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.000%, 7/01/26 - FGIC Insured

        1,735   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA          1,834,589
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/23 - FGIC Insured

        1,750   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          1,944,968
                 Upstate Community Colleges, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

                New York State Dormitory Authority, Revenue Bonds,
                University of Rochester, Series 2000A:
        1,990    0.000%, 7/01/17 - MBIA Insured                                       7/10 at 101.00         AAA          1,588,100
        2,230    0.000%, 7/01/18 - MBIA Insured                                       7/10 at 101.00         AAA          1,770,955
        2,495    0.000%, 7/01/19 - MBIA Insured                                       7/10 at 101.00         AAA          1,971,774
        1,870    0.000%, 7/01/21 - MBIA Insured                                       7/10 at 101.00         AAA          1,463,593

        4,000   New York State Dormitory Authority, State University                    No Opt. Call         AAA          4,745,920
                 Educational Facilities Revenue Bonds, 1989 Resolution,
                 Series 2000C, 5.750%, 5/15/16 - FSA Insured

        1,000   New York State Dormitory Authority, General Revenue Bonds,              No Opt. Call         AAA          1,155,140
                 New York University, Series 2001-1, 5.500%, 7/01/40 -
                 AMBAC Insured


                                       31


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       2,750   New York State Dormitory Authority, Insured Revenue Bonds,            7/11 at 100.00         AAA     $    2,820,263
                 Yeshiva University, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        1,650   New York State Dormitory Authority, Insured Revenue                   7/12 at 100.00         AAA          1,761,788
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.8%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,016,916
        3,065    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          3,288,990

        3,995   New York State Dormitory Authority, FHA-Insured Mortgage              2/05 at 105.00         AAA          4,130,231
                 Hospital Revenue Bonds, Millard Fillmore Hospitals,
                 Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        7,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 101.00         AAA          7,007,770
                 Hospital Revenue Bonds, New York and Presbyterian Hospital,
                 Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        4,130   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          4,631,712
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

                New York State Dormitory Authority, Revenue Bonds, Memorial
                Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA          2,646,000
        3,300    5.000%, 7/01/22 - MBIA Insured                                       7/13 at 100.00         AAA          3,472,953

        9,000   New York State Dormitory Authority, Hospital Revenue                  7/09 at 101.00         AAA          9,817,920
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A,
                 5.500%, 7/01/24 - MBIA Insured

        9,000   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA          9,436,410
                 Winthrop-South Nassau University Health System
                 Obligated Group, Series 2001B, 5.250%, 7/01/31 -
                 AMBAC Insured

        3,350   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          3,456,966
                 FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
                 Center, Series 1995A, 5.750%, 2/15/25 - AMBAC Insured

        1,915   New York State Medical Care Facilities Finance Agency,               11/05 at 102.00         AAA          2,043,822
                 Secured Mortgage Revenue Bonds, Brookdale Family
                 Care Centers Inc., Series 1995A, 6.375%, 11/15/19 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.3%

       10,310   New York City Housing Development Corporation,                       10/04 at 105.00         AAA         10,847,795
                 New York, Limited Obligation Multifamily Housing
                 Bonds, Pass-Through Certificates, Series 1991C,
                 6.500%, 2/20/19 - AMBAC Insured

        1,540   New York State Housing Finance Agency, Mortgage                       5/06 at 102.00         AAA          1,599,321
                 Revenue Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

          325   New York State Housing Finance Agency, FHA-Insured                    2/05 at 102.00         AAA            332,014
                 Mortgage Multifamily Housing Revenue Bonds,
                 Series 1994B, 6.250%, 8/15/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.8%

        1,995   New York State Mortgage Agency, Homeowner Mortgage                    3/05 at 101.00         AAA          2,030,890
                 Revenue Bonds, Series 33, 5.400%, 10/01/17 -
                 AMBAC Insured

        1,000   New York State Mortgage Agency, Mortgage Revenue                      7/10 at 100.00         AAA          1,071,810
                 Bonds, Twenty-Fourth Series 2000, 5.875%, 10/01/15
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        4,450   Castle Rest Residential Healthcare Facility, Syracuse,                8/07 at 102.00         AAA          4,531,257
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        2,000   New York State Dormitory Authority, Revenue Bonds,                    7/06 at 102.00         AAA          2,141,240
                 United Cerebral Palsy of New York City Inc., Series 1996,
                 5.500%, 7/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.5%

                Erie County, New York, General Obligation Bonds,
                Series 2003A:
        1,500    5.250%, 3/15/15 - FGIC Insured                                       3/13 at 100.00         Aaa          1,673,865
        1,500    5.250%, 3/15/16 - FGIC Insured                                       3/13 at 100.00         Aaa          1,666,935
        1,600    5.250%, 3/15/17 - FGIC Insured                                       3/13 at 100.00         Aaa          1,768,288
        1,700    5.250%, 3/15/18 - FGIC Insured                                       3/13 at 100.00         Aaa          1,869,762

          805   Erie County, New York, General Obligation Bonds,                        No Opt. Call         Aaa            912,580
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Monroe County, New York, General Obligation Public
                Improvement Bonds, Series 2002:
$       2,250    5.000%, 3/01/15 - FGIC Insured                                       3/12 at 100.00         AAA     $    2,446,560
        1,000    5.000%, 3/01/17 - FGIC Insured                                       3/12 at 100.00         AAA          1,074,580

        1,500   Nassau County, New York, General Obligation Improvement               6/09 at 102.00         AAA          1,620,570
                 Bonds, Series 1999B, 5.250%, 6/01/23 - AMBAC Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2001D:
        2,095    5.250%, 8/01/15 - FSA Insured                                        8/10 at 101.00         AAA          2,308,334
        5,360    5.250%, 8/01/15 - MBIA Insured                                       8/10 at 101.00         AAA          5,905,809
        5,000    5.000%, 8/01/16 - FGIC Insured                                       8/10 at 101.00         AAA          5,427,600

        5,000   New York City, New York, General Obligation Bonds, Fiscal             3/12 at 100.00         AAA          5,213,750
                 Series 2002C, 5.125%, 3/15/25 - FSA Insured

        6,250   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AAA          6,814,875
                 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal               No Opt. Call         AAA          5,652,700
                 Series 2004B, 5.250%, 8/01/12 - FSA Insured

                Peru Central School District, Clinton County, New York, General
                Obligation Refunding Bonds, Series 2002B:
        1,845   4.000%, 6/15/18 - FGIC Insured                                        6/12 at 100.00         AAA          1,843,948
        1,915   4.000%, 6/15/19 - FGIC Insured                                        6/12 at 100.00         AAA          1,897,037

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19 - FSA Insured                                        6/10 at 100.00         Aaa            602,879
          525    5.875%, 6/15/25 - FSA Insured                                        6/10 at 100.00         Aaa            588,116
          525    5.875%, 6/15/27 - FSA Insured                                        6/10 at 100.00         Aaa            588,116

        1,680   Suffolk County, New York, General Obligation Bonds,                     No Opt. Call         AAA          1,864,783
                 Series 2004B, 5.000%, 5/01/11 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.8%

                Erie County Industrial Development Authority, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,200    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,381,932
        1,000    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,144,220

        4,600   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          5,216,354
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        2,000    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          2,394,380
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,388,290
        6,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          6,742,860
        3,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          3,105,990
        8,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          8,177,360

        7,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          7,986,000
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        1,555    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,616,220
        1,555    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,606,688

           75   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             76,277
                 Future Tax Secured Bonds, Fiscal Series 1998A,
                 5.000%, 8/15/27 - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
       10,170    5.250%, 5/01/12 - MBIA Insured                                      11/11 at 101.00         AAA         11,429,351
        2,420    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          2,653,869
        1,000    5.000%, 5/01/30 - MBIA Insured                                      11/11 at 101.00         AAA          1,022,990

        6,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          6,468,540
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,686,200
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured


                                       33


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,995   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA     $    2,150,391
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,845   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          1,988,209
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        6,000   New York State Dormitory Authority, Court Facilities Lease            5/10 at 101.00         AAA          6,670,920
                 Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

                New York State Dormitory Authority, Madison and Oneida Counties,
                Lease Revenue Bonds, Board of Cooperative Educational Services,
                Series 2002:
        1,045    5.250%, 8/15/20 - FSA Insured                                        8/12 at 100.00         AAA          1,131,348
        1,100    5.250%, 8/15/21 - FSA Insured                                        8/12 at 100.00         AAA          1,183,963
        1,135    5.250%, 8/15/22 - FSA Insured                                        8/12 at 100.00         AAA          1,216,118

        5,375   New York State Dormitory Authority, Insured Revenue                   1/05 at 102.00         AAA          5,500,506
                 Bonds, Leake and Watts Services Inc., Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

        3,340   New York State Dormitory Authority, 853 Schools Program               7/09 at 101.00         AAA          3,747,981
                 Insured Revenue Bonds, Harmony Heights School,
                 Issue 1, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured

        3,610   New York State Dormitory Authority, Revenue Bonds,                    7/14 at 100.00         AAA          3,876,310
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

          110   New York State Dormitory Authority, Improvement Revenue               2/07 at 102.00         AAA            120,465
                 Bonds, Mental Health Services Facilities, Series 1997A,
                 5.750%, 8/15/22 - MBIA Insured

          540   New York State Dormitory Authority, Revenue Bonds,                    8/10 at 100.00         AAA            556,880
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

           80   New York State Dormitory Authority, Improvement Revenue               2/06 at 102.00         AAA             84,012
                 Bonds, Mental Health Services Facilities, Series 1996B,
                 5.125%, 8/15/21 - MBIA Insured

        1,500   New York State Dormitory Authority, Revenue Bonds, State              3/13 at 100.00         AAA          1,532,655
                 Personal Income Tax, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured

        7,900   New York State Dormitory Authority, Revenue Bonds,                   10/12 at 100.00         AAA          8,456,081
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Series 2002B:
        3,125    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA          3,455,500
        3,000    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          3,304,920

        4,930   New York State Thruway Authority, Highway and Bridge                 10/11 at 100.00         AAA          5,468,159
                 Trust Fund Bonds, Series 2001B, 5.250%, 4/01/17 -
                 MBIA Insured

        6,965   New York State Thruway Authority, Highway and Bridge                  4/12 at 100.00         AAA          7,540,936
                 Trust Fund Bonds, Series 2002A, 5.250%, 4/01/20 -
                 FSA Insured

        2,400   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          2,591,976
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/22 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2004:
        2,200    5.000%, 4/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          2,362,602
        1,000    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00         AAA          1,060,140

        2,530   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          2,863,606
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

        3,190   New York State Urban Development Corporation,                           No Opt. Call         AAA          3,700,241
                 Revenue Refunding Bonds, State Facilities, Series 1995,
                 5.600%, 4/01/15 - MBIA Insured

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Refunding Bonds, Series 2002E:
        3,000    5.500%, 7/01/14 - FSA Insured                                          No Opt. Call         AAA          3,500,070
        6,000    5.500%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          7,052,580

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       12,400    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA         13,445,072
        1,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          1,072,950


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.1%

$       4,250   Buffalo and Fort Erie Public Bridge Authority, New York,              1/05 at 101.00         AAA     $    4,327,775
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        3,815    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA          4,330,445
        4,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          4,253,680

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        2,665    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          2,988,131
        8,500    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          8,812,460

        2,500   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA          2,677,825
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        5,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          5,401,250
                 Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 -
                 FGIC Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,842,678
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,092,410

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 23.3%

                East Rochester Union Free School District, Monroe County, New
                York, General Obligation Bonds, Series, 2000:
          300    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            344,727
          360    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            413,672
          400    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            459,636

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,410    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,645,682
        1,410    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,645,682

        5,000   Metropolitan Transportation Authority, New York, Commuter             7/09 at 100.00         AAA          5,627,100
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                 (Pre-refunded to 7/01/09) - FGIC Insured

                Metropolitan Transportation Authority, New York, Transit
                Facilities Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18 - FGIC Insured                                       7/08 at 101.00         AAA         10,682,000
        4,500    4.750%, 7/01/26 - FGIC Insured                                       7/08 at 101.00         AAA          4,576,050

        3,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          3,309,720
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded to 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          4,504,480
        1,000    5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          1,126,120

        5,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA          5,801,050
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
                 (Pre-refunded to 4/01/10) - FGIC Insured

          170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            200,178
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 (Pre-refunded to
                 6/15/10) - MBIA Insured

        5,150   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          5,964,164
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30 (Pre-refunded to 1/01/10) -
                 AMBAC Insured

           15   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             16,393
                 Future Tax Secured Bonds, Fiscal Series 1998A,
                 5.000%, 8/15/27 (Pre-refunded to 8/15/07) - MBIA Insured

        2,500   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA          2,927,275
                 Future Tax Secured Bonds, Fiscal Series 2000B,
                 6.000%, 11/15/24 (Pre-refunded to 5/15/10) - FGIC Insured

        1,410   New York State Dormitory Authority, Lease Revenue                     7/11 at 100.00         AAA          1,614,224
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/20 (Pre-refunded to 7/01/11) - FGIC Insured

        3,080   New York State Dormitory Authority, Judicial Facilities                 No Opt. Call         AAA          3,806,172
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16

        1,700   New York State Dormitory Authority, Third General                     1/08 at 102.00         AAA          1,888,292
                  Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.125%, 7/01/27 (Pre-refunded
                 to 1/01/08) - MBIA Insured


                                       35


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       4,460   New York State Dormitory Authority, Revenue Bonds,                    5/10 at 100.00         AAA     $    5,004,343
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.250%, 8/15/30 (Pre-refunded to
                 5/15/10) - FSA Insured

          265   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA            296,395
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/23 (Pre-refunded
                 to 7/01/10) - FGIC Insured

        8,100   New York State Dormitory Authority, Revenue Bonds,                    5/12 at 101.00         AAA          9,175,599
                 State University Educational Facilities, Series 2002A,
                 5.125%, 5/15/19 (Pre-refunded to 5/15/12) - FGIC Insured

       10,000   New York State Urban Development Corporation,                         1/09 at 101.00         AAA         11,495,500
                 Correctional Facilities Service Contract Revenue Bonds,
                 Series 1999C, 6.000%, 1/01/29 (Pre-refunded to
                 1/01/09) - AMBAC Insured

        6,000   New York State Urban Development Corporation,                         1/11 at 100.00         AAA          6,733,260
                 Correctional Facilities Service Contract Revenue Bonds,
                 Series 2000C, 5.250%, 1/01/30 (Pre-refunded to
                 1/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.2%

        1,650   Islip Resource Recovery Agency, New York, Revenue Bonds,                No Opt. Call         AAA          2,023,032
                 Series 1994B, 7.250%, 7/01/11 (Alternative Minimum Tax) -
                 AMBAC Insured

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          7,435,890
        3,200    5.750%, 12/01/24 - FSA Insured                                       6/08 at 101.00         AAA          3,527,232
        1,500    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          1,577,700

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA          1,596,360
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,496,080
        5,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          1,749,600
        7,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA          2,307,900
       10,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          3,283,560
        7,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA          2,072,630

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,557,850
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,627,925

        5,465   New York State Energy Research and Development                       11/04 at 101.00         AAA          5,657,095
                 Authority, Adjustable Rate Gas Facilities Revenue Bonds,
                 Brooklyn Union Gas Company, Series 1989A,
                 6.750%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

        1,250   New York State Energy Research and Development                        1/05 at 101.50         AAA          1,269,900
                 Authority, Gas Facilities Revenue Bonds, Brooklyn
                 Union Gas Company, Series 1989C, 5.600%, 6/01/25
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.1%

        2,000   New York City Municipal Water Finance Authority, New York,            6/14 at 100.00         AAA          2,044,940
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        3,250   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          3,510,260
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000A, 5.500%, 6/15/32 - FGIC Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 2002A:
        2,000    5.750%, 6/15/27 - MBIA Insured                                       6/11 at 100.00         AAA          2,236,680
        4,000    5.250%, 6/15/33 - FGIC Insured                                       6/11 at 100.00         AAA          4,180,960

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 2000B:
          830    6.100%, 6/15/31 - MBIA Insured                                       6/10 at 101.00         AAA            957,886
        1,360    6.000%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          1,562,511

        1,000   Western Nassau County Water Authority, New York,                      5/06 at 102.00         AAA          1,064,330
                 System Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     550,520   Total Long-Term Investments (cost $526,232,479) - 148.1%                                                567,423,522
=============-----------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.1%

$       1,250   New York City, New York, General Obligation Bonds,                                           A-1     $    1,250,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/05 - MBIA Insured+

          500   New York City, New York, General Obligation Bonds,                                           A-1            500,000
                 Variable Rate Demand Obligations, Series 1994H2-H6,
                 1.700%, 8/01/13 - MBIA Insured+

          325   New York City, New York, General Obligation Bonds,                                          A-1+            325,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/22 - MBIA Insured+

        2,000   New York City, New York, General Obligation Bonds,                                           A-1          2,000,000
                 Variable Rate Demand Obligations, Series 2002A-7,
                 1.620%, 11/01/24 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       4,075   Total Short-Term Investments (cost $4,075,000)                                                            4,075,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $530,307,479) - 149.2%                                                          571,498,522
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      8,513,227
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                       (197,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  383,011,749
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 29.6%

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
$         250    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA     $      276,915
          250    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            280,268

        5,460   New York City Trust for Cultural Resources, New York,                 7/06 at 101.00         AAA          5,806,765
                 Revenue Bonds, New York Botanical Garden, Series 1996,
                 5.800%, 7/01/26 - MBIA Insured

        1,250   New York City Trust for Cultural Resources, New York,                 1/07 at 102.00         AAA          1,345,463
                 Revenue Refunding Bonds, Museum of Modern Art,
                 Series 1996A, 5.500%, 1/01/21 - AMBAC Insured

        4,000   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA          4,320,600
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/22 - MBIA Insured

          500   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA            557,925
                 Civic Facility Revenue Bonds, USTA National Tennis
                 Center Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          1,116,120
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,000   New York State Dormitory Authority, Revenue Bonds, State                No Opt. Call         AAA          1,167,860
                 University Educational Facilities, Series 1993A,
                 5.500%, 5/15/19 - AMBAC Insured

        2,200   New York State Dormitory Authority, Second General                      No Opt. Call         AAA          2,620,838
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        3,000   New York State Dormitory Authority, Insured Revenue                   7/07 at 102.00         AAA          3,272,370
                 Bonds, New School for Social Research, Series 1997,
                 5.750%, 7/01/26 - MBIA Insured

        1,500   New York State Dormitory Authority, Insured Revenue                   7/06 at 102.00         AAA          1,620,120
                 Bonds, St. John's University, Series 1996, 5.600%, 7/01/16 -
                 MBIA Insured

        2,000   New York State Dormitory Authority, Insured Revenue Bonds,            9/06 at 102.00         AAA          2,132,260
                 Long Island University, Series 1996, 5.500%, 9/01/26 -
                 FSA Insured

        5,000   New York State Dormitory Authority, Insured Revenue                   7/08 at 101.00         Aaa          5,259,050
                 Bonds, Ithaca College, Series 1998, 5.000%, 7/01/21 -
                 AMBAC Insured

        1,500   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          1,667,115
                 Upstate Community Colleges, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

        3,215   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          2,480,051
                 University of Rochester, Series 2000A, 0.000%, 7/01/24 -
                 MBIA Insured

          250   New York State Dormitory Authority, Insured Revenue                   7/10 at 101.00         AAA            284,623
                 Bonds, Pace University, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

        1,000   New York State Dormitory Authority, Fourth General                    7/10 at 100.00         AAA          1,061,730
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 2000A, 5.125%, 7/01/22 - FGIC Insured

                New York State Dormitory Authority, General Revenue
                Bonds, New York University, Series 2001-1:
        1,500    5.500%, 7/01/24 - AMBAC Insured                                        No Opt. Call         AAA          1,732,395
          500    5.500%, 7/01/40 - AMBAC Insured                                        No Opt. Call         AAA            577,570

          810   New York State Dormitory Authority, Insured Revenue                   7/11 at 100.00         AAA            863,841
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/20 -
                 AMBAC Insured

        1,270   New York State Dormitory Authority, Revenue Bonds,                    5/12 at 101.00         AAA          1,385,278
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/16 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.1%

        1,000   New York City Health and Hospitals Corporation, New York,             2/12 at 100.00         AAA          1,121,380
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,625    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,750,889
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,073,080


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,000   New York State Dormitory Authority, FHA-Insured Mortgage              8/05 at 102.00         AAA     $    3,129,210
                 Hospital Revenue Bonds, Ellis Hospital, Series 1995,
                 5.600%, 8/01/25 - MBIA Insured

        1,500   New York State Dormitory Authority, Revenue Bonds,                    1/08 at 102.00         AAA          1,587,900
                 Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 -
                 FSA Insured

        2,910   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 101.00         AAA          2,913,230
                 Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,470   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          2,770,056
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        2,740   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00         AAA          2,900,016
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        3,000   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00         AAA          3,303,900
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        3,450   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA          3,617,291
                 Winthrop-South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

        1,400   New York State Dormitory Authority, FHA-Insured Mortgage              8/12 at 100.00         AAA          1,470,840
                 Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.6%

        2,035   New York State Housing Finance Agency, Mortgage                       5/06 at 102.00         AAA          2,113,388
                 Revenue Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.1%

          195   New York State Mortgage Agency, Homeowner Mortgage                   10/04 at 101.00         Aa1            195,146
                 Revenue Bonds, Series 30C-1, 5.850%, 10/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        1,000   Babylon Industrial Development Agency, New York, Revenue              8/09 at 101.00         AAA          1,130,990
                 Bonds, WSNCHS East Inc. Project, Series 2000B,
                 6.000%, 8/01/24 - MBIA Insured

          850   New York State Dormitory Authority, Insured Revenue Bonds,            7/11 at 102.00         AAA            876,996
                 NYSARC Inc., Series 2001A, 5.000%, 7/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.2%

                Erie County, New York, General Obligation Bonds, Series 2003A:
          500    5.250%, 3/15/15 - FGIC Insured                                       3/13 at 100.00         Aaa            557,955
          500    5.250%, 3/15/16 - FGIC Insured                                       3/13 at 100.00         Aaa            555,645
          600    5.250%, 3/15/17 - FGIC Insured                                       3/13 at 100.00         Aaa            663,108
          600    5.250%, 3/15/18 - FGIC Insured                                       3/13 at 100.00         Aaa            659,916

          315   Erie County, New York, General Obligation Bonds,                        No Opt. Call         Aaa            357,097
                 Series 2004B, 5.250%, 4/01/13 - MBIA Insured

          210   Nassau County, New York, General Obligation Improvement                 No Opt. Call         AAA            243,581
                 Bonds, Series 1993H, 5.500%, 6/15/16 - MBIA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal             2/08 at 101.00         AAA          2,165,520
                 Series 1998F, 5.250%, 8/01/16 - FGIC Insured

        2,500   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AAA          2,725,950
                 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal               No Opt. Call         AAA          2,261,080
                 Series 2004B, 5.250%, 8/01/12 - FSA Insured

        2,115   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,570,296
                 Water Treatment Plant Bonds, Series 1994,
                 8.500%, 11/01/08 (Alternative Minimum Tax) - MBIA Insured

        1,000   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          1,296,090
                 Public Improvement Bonds, Series 1994, 7.500%, 3/01/13 -
                 MBIA Insured

        1,000   Red Hook Central School District, Dutchess County, New York,          6/12 at 100.00         Aaa          1,082,550
                 General Obligation Refunding Bonds, Series 2002,
                 5.125%, 6/15/18 - FSA Insured

        1,125   Suffolk County, New York, General Obligation Bonds,                     No Opt. Call         AAA          1,248,739
                 Series 2004B, 5.000%, 5/01/11 - FSA Insured


                                       39


                  Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                       Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.3%

$         750   Erie County Industrial Development Authority, New York,               5/12 at 100.00         AAA     $      863,708
                 School Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/19 - FSA Insured

        1,350   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          1,530,887
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        1,500    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          1,795,785
        1,500    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          1,685,715
        2,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          2,044,340

        2,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          2,662,000
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        1,000    5.000%, 11/15/18 - AMBAC Insured                                       No Opt. Call         AAA          1,082,540
          580    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA            602,835
          580    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA            599,279

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2003C:
        1,000    5.250%, 8/01/20 - AMBAC Insured                                      8/12 at 100.00         AAA          1,084,370
        2,345    5.250%, 8/01/21 - AMBAC Insured                                      8/12 at 100.00         AAA          2,528,121

        1,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,579,800
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,077,890
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          1,077,620
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        1,000   New York State Dormitory Authority, Court Facilities Lease            5/10 at 101.00         AAA          1,111,820
                 Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

        1,210   New York State Dormitory Authority, Revenue Bonds,                    7/14 at 100.00         AAA          1,299,262
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

          215   New York State Dormitory Authority, Revenue Bonds,                    8/10 at 100.00         AAA            221,721
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

        2,000   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00         AAA          2,043,540
                 State Personal Income Tax, Series 2003A,
                 5.000%, 3/15/32 - FGIC Insured

                New York State Dormitory Authority, Revenue Bonds, School
                Districts Financing Program, Series 2002D:
        4,300    5.250%, 10/01/23 - MBIA Insured                                     10/12 at 100.00         AAA          4,602,677
          875    5.000%, 10/01/30 - MBIA Insured                                     10/12 at 100.00         AAA            894,976

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Series 2002B:
          545    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA            602,639
          600    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA            660,984
        1,000    5.000%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          1,060,610

                New York State Thruway Authority, Highway and Bridge
                Trust Fund Bonds, Series 2002A:
        1,500    5.250%, 4/01/17 - FSA Insured                                        4/12 at 100.00         AAA          1,642,365
        1,000    5.250%, 4/01/18 - FSA Insured                                        4/12 at 100.00         AAA          1,090,140

        1,250   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          1,342,575
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2004:
        1,000    5.000%, 4/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          1,073,910
        1,000    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         AAA          1,052,940

        1,775   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          2,009,052
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

          750   New York State Thruway Authority, State Personal Income               9/14 at 100.00         AAA            787,058
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24
                 (WI, settling 10/14/04) - AMBAC Insured

        1,900   New York State Urban Development Corporation, Revenue                   No Opt. Call         AAA          2,153,536
                 Bonds, Correctional Facilities, Series 1994A,
                 5.250%, 1/01/14 - FSA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA     $    2,218,760
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21 - FGIC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,175,430
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                 FSA Insured

          810   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00         AAA            915,584
                 Revenue Bonds, Series 2000B, 5.875%, 7/01/35 -
                 MBIA Insured

        1,500   Suffolk County Judicial Facilities Agency, New York,                 10/09 at 101.00         AAA          1,630,680
                 Service Agreement Revenue Bonds, John P. Colahan
                 Court Complex, Series 1999, 5.000%, 4/15/16 -
                 AMBAC Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,500    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,626,420
        3,800    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          4,077,210
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.0%

                Metropolitan Transportation Authority, New York,
                Transportation Revenue Refunding Bonds, Series 2002A:
          500    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA            567,555
        1,750    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          1,814,330

        2,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          2,073,520
                 Transportation Revenue Refunding Bonds, Series 2002E,
                 5.000%, 11/15/25 - MBIA Insured

          500   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA            535,565
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        1,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          1,079,240
                 Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 (Alternative Minimum Tax) -
                 MBIA Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            915,470
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,476,985

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 13.2%

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
          500    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa            583,575
          500    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa            583,575

        1,500   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          1,654,860
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded to 10/01/15) - FGIC Insured

          500   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA            563,060
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded to 10/01/14) - FSA Insured

        2,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA          2,320,420
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
                 (Pre-refunded to 4/01/10) - FGIC Insured

        2,000   Monroe County Industrial Development Agency, New York,                6/05 at 102.00         AAA          2,093,520
                 Civic Facility Revenue Bonds, Nazareth College of Rochester,
                 Series 1995, 6.000%, 6/01/20 (Pre-refunded to 6/01/05) -
                 MBIA Insured

        1,000   Nassau County, New York, General Obligation Improvement               3/10 at 100.00         AAA          1,158,700
                 Bonds, Series 2000E, 6.000%, 3/01/19 (Pre-refunded to
                 3/01/10) - FSA Insured

        1,500   New York City, New York, General Obligation Bonds,                    2/05 at 100.00         AAA          1,637,820
                 Fiscal Series 1990F, 6.000%, 8/01/19 - FGIC Insured

          175   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA            188,473
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1996B, 5.750%, 6/15/26 (Pre-refunded
                 to 6/15/06) - MBIA Insured

          340   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            400,357
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 (Pre-refunded to
                 6/15/10) - MBIA Insured

          500   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA            579,045
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30 (Pre-refunded to 1/01/10) -
                 AMBAC Insured

        2,000   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AAA          2,277,740
                 State University Dormitory Facilities, Series 1999C,
                 5.500%, 7/01/29 (Pre-refunded to 7/01/09) - MBIA Insured


                                       41


                  Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                       Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       1,785   New York State Dormitory Authority, Revenue Bonds,                    5/10 at 100.00         AAA     $    2,002,859
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.250%, 8/15/30 (Pre-refunded to
                 5/15/10) - FSA Insured

          440   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA            513,753
                 Highway Revenue Bonds, Series 2000B, 5.875%, 7/01/35
                 (Pre-refunded to 7/01/10) - MBIA Insured

                Suffolk County, New York, Public Improvement Bonds,
                Series 2000A:
          500    6.000%, 5/01/19 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA            585,115
          500    6.000%, 5/01/20 (Pre-refunded to 5/01/10) - MBIA Insured             5/10 at 101.00         AAA            585,115

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.3%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        7,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          7,967,025
        1,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          1,051,800

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
          500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA            511,570
          625    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA            656,981

        2,280   New York State Energy Research and Development                       11/04 at 101.00         AAA          2,360,142
                 Authority, Adjustable Rate Gas Facilities Revenue Bonds,
                 Brooklyn Union Gas Company, Series 1989A, 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        2,500   New York State Energy Research and Development Authority,             7/05 at 102.00         AAA          2,619,600
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation, Series 1987A, 6.150%, 7/01/26
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.4%

        1,830   Monroe County Water Authority, New York, Water System                 8/11 at 101.00         AAA          1,914,747
                 Revenue Bonds, Series 2001, 5.250%, 8/01/36 -
                 MBIA Insured

        1,000   New York City Municipal Water Finance Authority,                      6/07 at 101.00         AAA          1,080,330
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1997B, 5.750%, 6/15/29 - FSA Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/14 at 100.00         AAA          2,044,940
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        1,800   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          1,944,144
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        1,170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,256,065
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001A, 5.500%, 6/15/33 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          1,045,240
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

          325   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA            347,241
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1996B, 5.750%, 6/15/26 - MBIA Insured

        1,660   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,915,773
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,000   Suffolk County Water Authority, New York, Water System                  No Opt. Call         AAA          1,122,840
                 Revenue Refunding Bonds, Series 1993, 5.100%, 6/01/12 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     181,990   Total Long-Term Investments (cost $183,535,918) - 146.3%                                                196,708,865
=============-----------------------------------------------------------------------------------------------------------------------


                                       42

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)     DESCRIPTION(1)                                                                       RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4%

$         500   New York City, New York, General Obligation Bonds,                                           A-1     $      500,000
=============    Variable Rate Demand Obligations, Series 2002A-7,
                 1.620%, 11/01/24 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $184,035,918) - 146.7%                                                          197,208,865
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      2,225,022
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                        (65,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  134,433,887
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                    + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0%

$         910   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      835,489
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33

        3,145   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB          2,921,894
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB            958,640
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

        1,530   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         BBB          1,484,115
                 Series 2002-1, 5.500%, 7/15/24

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.8%

           25   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA             27,004
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/22 - MBIA Insured

        4,000   New York City Trust for Cultural Resources, New York,                 7/12 at 100.00         AAA          4,131,400
                 Revenue Bonds, Museum of Modern Art, Series 2001D,
                 5.125%, 7/01/31 - AMBAC Insured

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          1,116,120
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        4,000   New York State Dormitory Authority, Insured Revenue Bonds,              No Opt. Call         AAA          4,356,880
                 Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        3,250   New York State Dormitory Authority, Revenue Bonds,                      No Opt. Call         AAA          3,968,998
                 New York University, Series 1998A, 6.000%, 7/01/18 -
                 MBIA Insured

        1,280   New York State Dormitory Authority, Insured Revenue Bonds,            7/08 at 101.00         AAA          1,346,317
                 New York Medical College, Series 1998, 5.000%, 7/01/21 -
                 MBIA Insured

        2,000   New York State Dormitory Authority, Second General                    7/10 at 101.00         AAA          2,330,300
                 Resolution Consolidated Revenue Refunding Bonds, City
                 University System, Series 2000A, 6.125%, 7/01/13 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.0%

          690   New York City Health and Hospitals Corporation, New York,             2/12 at 100.00         AAA            773,752
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,500    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,616,205
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,073,080

        2,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 101.00         AAA          2,002,220
                 Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        1,640   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          1,839,227
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,725   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00         AAA          1,825,740
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          600   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            625,326
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

        9,800   New York State Dormitory Authority, FHA-Insured Mortgage              8/09 at 101.00         AAA         10,723,062
                 Revenue Bonds, New York Hospital Medical Center of
                 Queens, Series 1999, 5.600%, 2/15/39 - AMBAC Insured

           50   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00         AAA             55,065
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        2,000   New York State Dormitory Authority, Hospital Revenue                  7/09 at 101.00         AAA          2,204,440
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 -
                 MBIA Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,500   New York State Dormitory Authority, Secured Hospital                  2/08 at 101.50         AAA     $    2,713,750
                 Revenue Bonds, Bronx Lebanon Hospital, Series 1998E,
                 5.200%, 2/15/15 - MBIA Insured

        1,400   New York State Dormitory Authority, FHA-Insured Mortgage              8/12 at 100.00         AAA          1,470,840
                 Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          725    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            767,514
        1,045    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1          1,077,604

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
        2,725    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA          2,835,826
        1,375    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA          1,413,088

                New York State Dormitory Authority, GNMA Collateralized
                Revenue Bonds, Willow Towers Inc., Series 2002:
        1,000    5.250%, 2/01/22                                                      8/12 at 101.00         AAA          1,064,580
        2,500    5.400%, 2/01/34                                                      8/12 at 101.00         AAA          2,633,675

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.9%

        1,000   New York State Mortgage Agency, Mortgage Revenue                      7/10 at 100.00         AAA          1,071,810
                 Bonds, Twenty-Fourth Series 2000, 5.875%, 10/01/15
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.6%

                Buffalo, New York, General Obligation Bonds, Series 2002B:
        1,490    5.375%, 11/15/18 - MBIA Insured                                     11/12 at 100.00         AAA          1,652,112
        2,375    5.375%, 11/15/20 - MBIA Insured                                     11/12 at 100.00         AAA          2,615,968

                Canandaigua City School District, Ontario County, New York,
                General Obligation Refunding Bonds, Series 2002A:
        1,240    5.375%, 4/01/17 - FSA Insured                                        4/12 at 101.00         Aaa          1,380,529
        1,355    4.000%, 4/01/19 - FSA Insured                                        4/12 at 101.00         Aaa          1,342,493

        1,285   Clarence Central School District, Erie County, New York,              5/12 at 100.00         Aaa          1,273,011
                 General Obligation Refunding Bonds, Series 2002,
                 4.000%, 5/15/19 - FSA Insured

          200   Nassau County, New York, General Obligation Improvement              11/07 at 102.00         AAA            218,388
                 Bonds, Series 1997X, 5.100%, 11/01/16 - AMBAC Insured

        3,000   New York City, New York, General Obligation Bonds,                    3/11 at 101.00         AAA          3,276,840
                 Fiscal Series 2001H, 5.250%, 3/15/16 - FGIC Insured

        3,250   New York City, New York, General Obligation Bonds,                    3/12 at 100.00         AAA          3,388,938
                 Fiscal Series 2002C, 5.125%, 3/15/25 - FSA Insured

          525   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            580,377
                 Fiscal Series 2004B, 5.250%, 8/01/15

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.7%

          400   Erie County Industrial Development Authority, New York,               5/12 at 100.00         AAA            460,644
                 School Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/20 - FSA Insured

        4,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          4,141,320
                 Service Contract Refunding Bonds, Series 2002A,
                 5.000%, 7/01/25 - FGIC Insured

        2,290   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          2,438,392
                 Tax Fund Bonds, Series 2002A, 5.250%,11/15/25 -
                 FSA Insured

        1,000   Nassau County Interim Finance Authority, New York, Sales                No Opt. Call         AAA          1,082,540
                 Tax Secured Revenue Bonds, Series 2003A,
                 5.000%, 11/15/18 - AMBAC Insured

        5,000   New York City Transitional Finance Authority, New York,              11/11 at 101.00         AAA          5,506,100
                 Future Tax Secured Bonds, Fiscal Series 2002B,
                 5.250%, 5/01/16 - MBIA Insured

        1,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          1,078,090
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured


                                       45


                            Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) (continued)
                                  Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         500   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA     $      538,810
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

          250   New York State Dormitory Authority, 853 Schools Program               7/08 at 101.00         AAA            273,683
                 Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2,
                 Series 1998F, 5.250%, 7/01/18 - AMBAC Insured

          220   New York State Dormitory Authority, Improvement Revenue               8/09 at 101.00         AAA            229,154
                 Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 2/15/29 - FSA Insured

        1,000   New York State Local Government Assistance Corporation,              10/08 at 101.00         AAA          1,082,010
                 Revenue Bonds, Series 1998A, 5.000%, 4/01/15

        3,000   New York State Dormitory Authority, Revenue Bonds,                   10/12 at 100.00         AAA          3,211,170
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        5,000   New York State Thruway Authority, Highway and Bridge                  4/12 at 100.00         AAA          5,246,950
                 Trust Fund Bonds, Series 2002A, 5.000%, 4/01/22 -
                 FSA Insured

        1,000   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          1,074,060
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/23 - MBIA Insured

          640   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA            724,390
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

        8,600   New York State Urban Development Corporation, Revenue                   No Opt. Call         AAA         10,194,526
                 Refunding Bonds, State Facilities, Series 1995,
                 5.700%, 4/01/20 - FSA Insured

        3,000   New York State Urban Development Corporation, State                   3/12 at 100.00          AA          3,089,820
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002A, 5.125%, 3/15/27

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, State Facilities and Equipment, Series
                2002C-1:
        1,000    5.500%, 3/15/20 - FGIC Insured                                       3/13 at 100.00         AAA          1,116,230
        1,500    5.500%, 3/15/21 - FGIC Insured                                       3/13 at 100.00         AAA          1,664,070

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,900    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          2,060,132
        1,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          1,072,950

          750   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-            817,628
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.2%

                Metropolitan Transportation Authority, New York,
                Transportation Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,126,840
        4,000    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          4,147,040

           85   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA             91,046
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        4,000   Port Authority of New York and New Jersey, Consolidated               8/08 at 101.00         AAA          4,239,120
                 Bonds, One Hundred Twenty Fourth Series 2001,
                 5.000%, 8/01/11 (Alternative Minimum Tax) - FGIC Insured

          780   Triborough Bridge and Tunnel Authority, New York,                       No Opt. Call         AAA            915,470
                 Subordinate Lien General Purpose Revenue Refunding
                Bonds, Series 2002E, 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 16.6%

        1,000   Nassau County Interim Finance Authority, New York,                   11/10 at 100.00         AAA          1,136,140
                 Sales Tax Secured Revenue Bonds, Series 2000A,
                 5.375%, 11/15/17 (Pre-refunded to 11/15/10) -
                 MBIA Insured

        4,245   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          4,787,341
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 1999A,
                 5.250%, 1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

          120   New York State Dormitory Authority, Judicial Facilities                 No Opt. Call         AAA            148,292
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16

        2,000   New York State Dormitory Authority, Third General                     1/08 at 102.00         AAA          2,221,520
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1997-1, 5.125%, 7/01/27 (Pre-refunded to
                 1/01/08) - MBIA Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       2,780   New York State Dormitory Authority, Improvement                       8/09 at 101.00         AAA     $    3,129,474
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29 (Pre-refunded to 8/15/09) -
                 FSA Insured

          935   New York State Housing Finance Agency, Construction                     No Opt. Call         AAA          1,146,460
                 Fund Bonds, State University, Series 1986A, 8.000%, 5/01/11

        4,750   New York State Dormitory Authority, Revenue Bonds,                    5/12 at 101.00         AAA          5,340,948
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured

        2,575   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,785,996
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.5%

        1,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          1,062,270
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
        5,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          5,115,700
        2,715    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,853,927

        5,000   New York State Energy Research and Development Authority,            11/08 at 102.00         AAA          5,180,550
                 Pollution Control Revenue Refunding Bonds, Niagara
                 Mohawk Power Corporation, Series 1998A,
                 5.150%, 11/01/25 - AMBAC Insured

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          5,254,850
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,090   Westchester County Industrial Development Agency,                     7/07 at 101.00         BBB          1,148,348
                 Westchester County, New York, Resource Recovery
                 Revenue Bonds, RESCO Company, Series 1996,
                 5.500%, 7/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.0%

        2,665   Albany Municipal Water Finance Authority, New York,                   6/08 at 100.00         AAA          2,888,643
                 Second Resolution Revenue Bonds, Series 2003A,
                 5.250%, 12/01/18 - AMBAC Insured

        2,170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AA+          2,322,681
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001A, 5.500%, 6/15/33

        1,000   Niagara Falls Public Water Authority, New York, Water and             7/06 at 100.00         AAA          1,052,440
                 Sewerage Revenue Bonds, Series 2003A,
                 5.500%, 7/15/24 - MBIA Insured

           35   Western Nassau County Water Authority, New York,                      5/06 at 102.00         AAA             37,252
                 System Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     170,130   Total Long-Term Investments (cost $172,754,188) - 146.7%                                                183,227,634
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      2,632,805
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                        (61,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  124,860,439
                ====================================================================================================================

                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3%

$         370   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      339,704
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

        1,500   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB          1,437,960
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          450   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         BBB            454,181
                 Series 1999-1, 6.250%, 7/15/34

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.7%

        1,000   New York City Trust for Cultural Resources, New York,                 1/07 at 102.00         AAA          1,076,370
                 Revenue Refunding Bonds, Museum of Modern Art,
                 Series 1996A, 5.500%, 1/01/21 - AMBAC Insured

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          1,116,120
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

          395   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AAA            406,775
                 State University Dormitory Facilities, Series 1999B,
                 5.125%, 7/01/28 - MBIA Insured

        2,000   New York State Dormitory Authority, Insured Revenue Bonds,              No Opt. Call         AAA          2,178,440
                 Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

          100   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 101.00         AAA            106,956
                 Rochester Institute of Technology, Series 1997,
                 5.250%, 7/01/22 - MBIA Insured

        1,000   New York State Dormitory Authority, Second General                    7/10 at 101.00         AAA          1,165,150
                 Resolution Consolidated Revenue Refunding Bonds, City
                 University System, Series 2000A, 6.125%, 7/01/13 -
                 AMBAC Insured

        2,000   New York State Dormitory Authority, Insured Revenue                   9/12 at 100.00          AA          2,034,580
                 Bonds, Long Island University, Series 2003A,
                 5.000%, 9/01/32 - RAAI Insured

        1,000   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00          AA          1,013,010
                 Mount St. Mary College, Series 2003, 5.000%, 7/01/32 -
                 RAAI Insured

        2,500   New York State Dormitory Authority, Revenue Bonds,                    7/12 at 100.00         Aaa          2,684,825
                 Rochester Institute of Technology, Series 2002A,
                 5.250%, 7/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.8%

          500   New York City Health and Hospitals Corporation,                       2/12 at 100.00         AAA            560,690
                 New York, Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

        2,640   New York City Health and Hospitals Corporation,                       2/13 at 100.00         AAA          2,844,521
                 New York, Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

          830   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA            930,828
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

           25   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00         AAA             26,460
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          750   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            781,658
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          500   New York State Dormitory Authority, Revenue Bonds,                    5/13 at 100.00          A3            522,700
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23

        2,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/13 at 100.00         AAA          2,045,720
                 Hospital Revenue Bonds, Lutheran Medical Center,
                 Series 2003, 5.000%, 8/01/31 - MBIA Insured

        3,000   New York State Dormitory Authority, FHA-Insured                       8/12 at 100.00         AAA          3,065,130
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.000%, 2/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4%

        1,185   New York State Dormitory Authority, FHA-Insured Mortgage              2/13 at 102.00         AAA          1,228,466
                 Nursing Home Revenue Bonds, Shorefront Jewish Geriatric
                 Center Inc., Series 2002, 5.200%, 2/01/32


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.7%

$       2,400   New York City, New York, General Obligation Bonds,                    8/08 at 101.00         AAA     $    2,477,112
                 Fiscal Series 1998H, 5.125%, 8/01/25 - MBIA Insured

          225   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            248,733
                 Fiscal Series 2004B, 5.250%, 8/01/15

          195   New York State, General Obligation Bonds, Series 1998B,               3/08 at 101.00         AAA            209,309
                 5.000%, 3/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 55.2%

        2,695   Buffalo Fiscal Stability Authority, New York, Sales Tax                 No Opt. Call         AAA          3,064,727
                 Revenue State Aid Secured Bonds, Series 2004A,
                 5.250%, 8/15/12 - MBIA Insured

        1,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          1,035,330
                 Service Contract Refunding Bonds, Series 2002A,
                 5.000%, 7/01/25 - FGIC Insured

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            576,313
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        3,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          3,276,330
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/18 - AMBAC Insured

        2,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,106,400
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

          145   New York State Dormitory Authority, Improvement Revenue               8/09 at 101.00         AAA            151,033
                 Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 2/15/29 - FSA Insured

        1,290   New York State Environmental Facilities Corporation,                  1/13 at 100.00         AAA          1,347,986
                 State Personal Income Tax Revenue Bonds, Series 2002A,
                 5.000%, 1/01/23 - FGIC Insured

        2,500   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00         AAA          2,554,425
                 State Personal Income Tax, Series 2003A,
                 5.000%, 3/15/32 - FGIC Insured

        3,000   New York State Dormitory Authority, Revenue Bonds,                   10/12 at 100.00         AAA          3,211,170
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        3,500   New York State Thruway Authority, Highway and Bridge                  4/12 at 100.00         AAA          3,712,135
                 Trust Fund Bonds, Series 2002B, 5.000%, 4/01/20 -
                 AMBAC Insured

          565   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA            639,501
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

          100   New York State Urban Development Corporation,                         1/08 at 102.00         AAA            105,986
                 Correctional Capital Facilities Revenue Refunding Bonds,
                 Series 1998, 5.000%, 1/01/20 - MBIA Insured

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, State Facilities and Equipment, Series
                2002C-1:
        1,000    5.500%, 3/15/20 - FGIC Insured                                       3/13 at 100.00         AAA          1,116,230
        1,000    5.500%, 3/15/21 - FGIC Insured                                       3/13 at 100.00         AAA          1,109,380

        2,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          2,232,880
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        1,200   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AAA          1,301,136
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

          750   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-            817,628
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

          250   Yonkers Industrial Development Agency, New York,                      2/11 at 100.00        BBB-            272,790
                 Revenue Bonds, Community Development Properties -
                 Yonkers Inc. Project, Series 2001A, 6.250%, 2/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.1%

        1,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          1,036,760
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.000%, 11/15/25 - FGIC Insured

        3,030   Port Authority of New York and New Jersey, Consolidated              11/12 at 101.00         AAA          3,198,135
                 Bonds, One Hundred Twenty Eighth Series 2002,
                 5.000%, 11/01/22 - FSA Insured

        1,975   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          2,032,670
                 Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31 -
                 MBIA Insured


                                       49


                            Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 6.4%

$         100   Erie County Water Authority, New York, Water Works                   12/09 at 100.00         AAA     $      120,977
                 System Revenue Bonds, Series 1990B, 6.750%, 12/01/14 -
                 AMBAC Insured

          990   New York State Dormitory Authority, Lease Revenue                     7/09 at 101.00         AAA          1,110,978
                 Bonds, State University Dormitory Facilities, Series 1999B,
                 5.125%, 7/01/28 (Pre-refunded to 7/01/09) - MBIA Insured

        1,855   New York State Dormitory Authority, Improvement Revenue               8/09 at 101.00         AAA          2,088,192
                 Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 2/15/29 (Pre-refunded to 8/15/09) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.4%

        4,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          4,249,080
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

        2,000   New York State Power Authority, General Revenue Bonds,               11/12 at 100.00         Aa2          2,126,780
                 Series 2002A, 5.000%, 11/15/20

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,101,940
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.7%

        1,000   New York City Municipal Water Finance Authority,                      6/11 at 100.00         AAA          1,020,190
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2002F, 5.000%, 6/15/29 - MBIA Insured

          870   Niagara Falls Public Water Authority, New York, Water                 7/06 at 100.00         AAA            915,622
                 and Sewerage Revenue Bonds, Series 2003A,
                 5.500%, 7/15/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      72,940   Total Long-Term Investments (cost $74,949,228) - 149.7%                                                  77,588,102
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

          200   New York City, New York, General Obligation Bonds,                                          A-1+            200,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/22 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         200   Total Short-Term Investments (cost $200,000)                                                                200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $75,221,188) - 150.1%                                                            77,788,102
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,029,553
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.1)%                                                        (27,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   51,817,655
                ====================================================================================================================

FORWARD SWAP TRANSACTIONS OUTSTANDING AT SEPTEMBER 30, 2004:                                                    SWAP     UNREALIZED
                                                                                            EFFECTIVE    TERMINATION   APPRECIATION
                                                                         NOTIONAL AMOUNT       DATE(2)          DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated August 4, 2004, to pay
semi-annually the notional amount multiplied by 5.660%
(annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States Dollar-London
Inter-Bank Offered Rates).                                                      $800,000       2/16/05       2/16/35       $(42,208)

Agreement with Morgan Stanley dated August 5, 2004, to pay quarterly the notional amount multiplied by 4.337% (annualized) and receive quarterly the notional amount multiplied by the daily arithmetic average of the weekly BMA (Bond Market Association) Municipal Swap Index for
the quarter.                                                                     400,000      12/09/04      12/09/24        (11,978)

Agreement with Morgan Stanley dated August 10, 2004, to pay semi-annually the notional amount multiplied by 5.489% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                         600,000       1/14/05       1/14/35        (17,776)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(71,962)
------------------------------------------------------------------------------------------------------------------------------------

                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES September 30, 2004
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                              INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                           (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $396,399,403, $520,469,597
   and $530,307,479, respectively)                                                  $431,080,202      $564,438,709     $571,498,522
Cash                                                                                     646,914           215,860        1,217,861
Receivables:
   Interest                                                                            5,880,028         7,557,492        7,690,050
   Investments sold                                                                           --           325,000               --
Other assets                                                                              32,144            51,701           58,727
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   437,639,288       572,588,762      580,465,160
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                      1,626,586                --               --
Forward swaps, at value                                                                       --                --               --
Accrued expenses:
   Management fees                                                                       225,058           293,338          297,401
   Other                                                                                 114,531           150,267          130,205
Preferred share dividends payable                                                         13,452            28,077           25,805
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                1,979,627           471,682          453,411
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                               144,000,000       193,000,000      197,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $291,659,661      $379,117,080     $383,011,749
====================================================================================================================================
Common shares outstanding                                                             17,720,933        23,435,202       24,083,739
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      16.46      $      16.18     $      15.90
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    177,209        $  234,352       $  240,837
Paid-in surplus                                                                      248,922,800       327,923,797      335,102,933
Undistributed (Over-distribution of) net investment income                             3,114,014         4,047,545        4,186,397
Accumulated net realized gain (loss) from investments                                  4,764,839         2,942,274        2,290,539
Net unrealized appreciation (depreciation) of investments and
  forward swap transactions                                                           34,680,799        43,969,112       41,191,043
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $291,659,661      $379,117,080     $383,011,749
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000      200,000,000
   Preferred                                                                           1,000,000         1,000,000        1,000,000
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES September 30, 2004 (continued)
                                                                                                           INSURED          INSURED
                                                                                         INSURED          NEW YORK         NEW YORK
                                                                                        NEW YORK          DIVIDEND         TAX-FREE
                                                                                  PREMIUM INCOME         ADVANTAGE        ADVANTAGE
                                                                                           (NNF)             (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $184,035,918, $172,754,188                       $197,208,865      $183,227,634      $77,788,102
   and $75,221,188, respectively)
Cash                                                                                     447,300           162,320          192,154
Receivables:
   Interest                                                                            2,712,137         2,560,015          954,148
   Investments sold                                                                        5,005                --               --
Other assets                                                                              20,606             7,554            3,857
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   200,393,913       185,957,523       78,938,261
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                        787,058                --               --
Forward swaps, at value                                                                       --                --           71,962
Accrued expenses:
   Management fees                                                                       104,601            51,771           20,957
   Other                                                                                  64,344            35,358           23,021
Preferred share dividends payable                                                          4,023             9,955            4,666
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                  960,026            97,084          120,606
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                65,000,000        61,000,000       27,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $134,433,887      $124,860,439      $51,817,655
====================================================================================================================================
Common shares outstanding                                                              8,329,215         7,957,934        3,512,848
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      16.14      $      15.69      $     14.75
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     83,292      $     79,579      $    35,128
Paid-in surplus                                                                      118,406,693       112,920,342       49,501,696
Undistributed (Over-distribution of) net investment income                             1,340,997           471,252         (123,449)
Accumulated net realized gain (loss) from investments                                  1,429,958           915,820          (90,672)
Net unrealized appreciation (depreciation) of investments and
   forward swap transactions                                                          13,172,947        10,473,446        2,494,952
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $134,433,887      $124,860,439      $51,817,655
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000         Unlimited        Unlimited
   Preferred                                                                           1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             OPERATIONS Year Ended September 30, 2004
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                              INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                           (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $21,536,049       $28,073,706      $28,107,092
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        2,753,389         3,578,885        3,637,476
Preferred shares - auction fees                                                          360,986           483,823          493,851
Preferred shares - dividend disbursing agent fees                                         30,082            30,082           40,110
Shareholders' servicing agent fees and expenses                                           44,753            47,316           44,438
Custodian's fees and expenses                                                             93,608           124,769          124,359
Directors'/Trustees' fees and expenses                                                     8,574            12,681           16,888
Professional fees                                                                         23,822            28,364           29,277
Shareholders' reports - printing and mailing expenses                                     24,834            32,726           41,311
Stock exchange listing fees                                                               12,089            12,089           12,089
Investor relations expense                                                                37,827            48,932           51,005
Portfolio insurance expense                                                                   --            18,231               --
Other expenses                                                                            29,440            34,737           38,163
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                           3,419,404         4,452,635        4,528,967
   Custodian fee credit                                                                   (9,040)          (16,196)         (17,240)
   Expense reimbursement                                                                      --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           3,410,364         4,436,439        4,511,727
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 18,125,685        23,637,267       23,595,365
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              4,736,769         2,941,892        2,239,339
Change in net unrealized appreciation (depreciation)
   of investments                                                                     (2,838,817)        1,637,824         (195,181)
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                                               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              1,897,952         4,579,716        2,044,158
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (870,812)       (1,360,284)      (1,396,624)
From accumulated net realized gains from investments                                    (486,403)         (466,684)        (373,896)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                (1,357,215)       (1,826,968)      (1,770,520)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                            $18,666,422       $26,390,015      $23,869,003
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended September 30, 2004 (continued)
                                                                                                           INSURED          INSURED
                                                                                         INSURED          NEW YORK         NEW YORK
                                                                                        NEW YORK          DIVIDEND         TAX-FREE
                                                                                  PREMIUM INCOME         ADVANTAGE        ADVANTAGE
                                                                                           (NNF)             (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $9,728,300        $8,705,846       $3,618,227
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,276,279         1,183,401          505,622
Preferred shares - auction fees                                                          162,947           152,918           67,684
Preferred shares - dividend disbursing agent fees                                         20,053            10,028           10,028
Shareholders' servicing agent fees and expenses                                           16,248             1,800              907
Custodian's fees and expenses                                                             49,728            42,380           17,471
Directors'/Trustees' fees and expenses                                                     4,510             4,915            2,364
Professional fees                                                                         15,604            16,329           11,173
Shareholders' reports - printing and mailing expenses                                     13,517            19,827           10,559
Stock exchange listing fees                                                               10,991               809              304
Investor relations expense                                                                17,727            16,425            8,564
Portfolio insurance expense                                                                  427                --               --
Other expenses                                                                            15,338            16,241            7,119
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                           1,603,369         1,465,073          641,795
   Custodian fee credit                                                                   (4,368)           (4,364)          (6,933)
   Expense reimbursement                                                                      --          (550,258)        (249,240)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,599,001           910,451          385,622
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  8,129,299         7,795,395        3,232,605
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              1,514,151           910,091          (11,945)
Change in net unrealized appreciation (depreciation)
   of investments                                                                       (902,484)        1,836,211        1,272,870
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                                               --                --          (71,962)
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                611,667         2,746,302        1,188,963
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (476,973)         (473,203)        (229,692)
From accumulated net realized gains from investments                                          --           (75,265)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                  (476,973)         (548,468)        (229,692)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                             $8,263,993        $9,993,229       $4,191,876
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                              NEW YORK INVESTMENT QUALITY (NQN)       NEW YORK SELECT QUALITY (NVN)    NEW YORK QUALITY INCOME (NUN)
                              ---------------------------------      ------------------------------    -----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      9/30/04          9/30/03           9/30/04           9/30/03          9/30/04         9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 18,125,685     $ 18,869,363      $ 23,637,267      $ 24,527,580     $ 23,595,365    $ 24,292,247
Net realized gain (loss)
   from investments                 4,736,769        7,981,910         2,941,892         6,775,711        2,239,339       6,479,256
Change in net unrealized
   appreciation (depreciation)
   of investments                  (2,838,817)      (9,304,924)        1,637,824        (8,859,561)        (195,181)     (9,075,144)
Change in net unrealized
   appreciation (depreciation)
   of forward swap transactions            --               --                --                --               --              --
Distributions to Preferred
   Shareholders:
   From net investment income        (870,812)      (1,208,221)       (1,360,284)       (1,611,498)      (1,396,624)     (1,510,699)
   From accumulated net realized
     gains from investments          (486,403)        (151,496)         (466,684)         (281,037)        (373,896)       (486,976)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares
   from operations                 18,666,422       16,186,632        26,390,015        20,551,195       23,869,003      19,698,684
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (17,494,722)     (16,814,518)      (22,362,742)      (21,972,723)     (22,127,646)    (21,988,456)
From accumulated net realized
   gains from investments          (7,179,886)      (1,534,544)       (6,416,699)       (3,314,902)      (6,168,948)     (4,600,972)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders            (24,674,608)     (18,349,062)      (28,779,441)      (25,287,625)     (28,296,594)    (26,589,428)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    355,427               --           232,115                --               --              --
Preferred shares offering costs            --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         355,427               --           232,115                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (5,652,759)      (2,162,430)       (2,157,311)       (4,736,430)      (4,427,591)     (6,890,744)
Net assets applicable to Common
   shares at the beginning
   of year                        297,312,420      299,474,850       381,274,391       386,010,821      387,439,340     394,330,084
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $291,659,661     $297,312,420      $379,117,080      $381,274,391     $383,011,749    $387,439,340
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of year            $  3,114,014     $  3,448,761      $  4,047,545      $  4,232,595     $  4,186,397    $  4,206,834
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                        INSURED NEW YORK                    INSURED NEW YORK                  INSURED NEW YORK
                                      PREMIUM INCOME (NNF)              DIVIDEND ADVANTAGE (NKO)           TAX-FREE ADVANTAGE (NRK)
                                  ----------------------------       -----------------------------      ----------------------------
                                                                                                                            FOR THE
                                                                                                                             PERIOD
                                                                                                                           11/21/02
                                                                                                                      (COMMENCEMENT
                                                                                                                      OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                      9/30/04          9/30/03           9/30/04           9/30/03          9/30/04         9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 8,129,299      $ 8,459,375       $ 7,795,395       $ 7,947,267      $ 3,232,605     $ 2,380,938
Net realized gain (loss)
   from investments                 1,514,151        3,382,024           910,091           992,274          (11,945)        (78,963)
Change in net unrealized
   appreciation (depreciation)
   of investments                    (902,484)      (4,497,058)        1,836,211        (3,501,754)       1,272,870       1,294,043
Change in net unrealized
   appreciation (depreciation)
   of forward swap transactions            --               --                --                --          (71,962)             --
Distributions to Preferred
   Shareholders:
   From net investment income        (476,973)        (557,201)         (473,203)         (606,361)        (229,692)       (172,209)
   From accumulated net realized
     gains from investments                --               --           (75,265)          (73,477)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                  8,263,993        6,787,140         9,993,229         4,757,949        4,191,876       3,423,809
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (7,693,168)      (7,626,486)       (7,114,393)       (7,114,395)      (3,045,010)     (2,289,845)
From accumulated net
   realized gains
   from investments                        --               --          (918,355)         (623,098)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders             (7,693,168)      (7,626,486)       (8,032,748)       (7,737,493)      (3,045,010)     (2,289,845)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --      50,032,500
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    128,469               --                --                --           25,784          60,431
Preferred shares offering costs            --               --            (1,429)          (12,480)              --        (682,165)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         128,469               --            (1,429)          (12,480)          25,784      49,410,766
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares                   699,294         (839,346)        1,959,052        (2,992,024)       1,172,650      50,544,730
Net assets applicable to
   Common shares at the
   beginning of year              133,734,593      134,573,939       122,901,387       125,893,411       50,645,005         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $134,433,887     $133,734,593      $124,860,439      $122,901,387      $51,817,655     $50,645,005
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $  1,340,997     $  1,419,507        $  471,252      $    269,866      $  (123,449)    $   (81,162)
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc.
(NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of Insured New York Dividend Advantage's
(NKO) Common shares and Insured New York Tax-Free Advantage's (NRK) Common shares, which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Insured New York Tax-Free Advantage
(NRK), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and the recording of the organization expenses ($11,500) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2004, New York Investment Quality (NQN) and Insured New York Premium Income (NNF) had outstanding when-issued purchase commitments of $1,626,586 and $787,058, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment Income also includes paydown gains and losses, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         INSURED     INSURED     INSURED
                                  NEW YORK     NEW YORK    NEW YORK     NEW YORK    NEW YORK    NEW YORK
                                INVESTMENT       SELECT     QUALITY      PREMIUM    DIVIDEND    TAX-FREE
                                   QUALITY      QUALITY      INCOME       INCOME   ADVANTAGE   ADVANTAGE
                                     (NQN)        (NVN)       (NUN)        (NNF)       (NKO)       (NRK)
--------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            960           --       2,200        1,320          --          --
   Series T                          2,400        1,720          --        1,280          --          --
   Series W                             --        2,400       2,200           --          --          --
   Series TH                            --        3,600       2,400           --       2,440       1,080
   Series F                          2,400           --       1,080           --          --          --
--------------------------------------------------------------------------------------------------------
Total                                5,760        7,720       7,880        2,600       2,440       1,080
========================================================================================================

Insured New York Tax-Free Advantage (NRK) issued the Preferred shares listed above on January 17, 2003.

Insurance

New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) invest at least 80% of their net assets (including net assets applicable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets applicable to Preferred shares) in municipal securities which are either
(i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net earnings. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional or nominal amount of the forward swap contract. The Funds may close out a contract prior to the effective date. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash. Each Fund intends to, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment. To minimize such credit risk, all counterparties are required to segregate collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to segregate assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss. The Funds help reduce the credit risks associated with forward swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the swap counterparties.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Insured New York Tax-Free Advantage (NRK). Insured New York Tax-Free Advantage's (NRK) share of Common share offering costs ($105,000) was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Insured New York Tax-Free Advantage (NRK) in connection with its offering of Preferred shares ($682,165) was recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                          NEW YORK INVESTMENT         NEW YORK SELECT
                                                              QUALITY (NQN)            QUALITY (NVN)
                                                          ------------------        -------------------
                                                             YEAR       YEAR           YEAR        YEAR
                                                            ENDED      ENDED          ENDED       ENDED
                                                          9/30/04    9/30/03        9/30/04     9/30/03
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --         --             --          --
   Shares issued to shareholders
     due to reinvestment of distributions                  21,444         --         14,240          --
-------------------------------------------------------------------------------------------------------
                                                           21,444         --         14,240          --
=======================================================================================================
Preferred shares sold                                          --         --             --          --
=======================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)

                                                          NEW YORK QUALITY            INSURED NEW YORK
                                                             INCOME (NUN)          PREMIUM INCOME (NNF)
                                                        --------------------       --------------------
                                                             YEAR       YEAR           YEAR        YEAR
                                                            ENDED      ENDED          ENDED       ENDED
                                                          9/30/04    9/30/03        9/30/04     9/30/03
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --         --              --         --
   Shares issued to shareholders
     due to reinvestment of distributions                      --         --           7,902         --
-------------------------------------------------------------------------------------------------------
                                                               --         --           7,902         --
=======================================================================================================
Preferred shares sold                                          --         --              --         --
=======================================================================================================

                                                          INSURED NEW YORK          INSURED NEW YORK
                                                      DIVIDEND ADVANTAGE (NKO)   TAX-FREE ADVANTAGE (NRK)
                                                    ---------------------------  ------------------------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                                 11/21/02
                                                                                               (COMMENCE-
                                                                                                  MENT OF
                                                             YEAR       YEAR            YEAR  OPERATIONS)
                                                            ENDED      ENDED           ENDED      THROUGH
                                                          9/30/04    9/30/03         9/30/04      9/30/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                --          --             --     3,500,000
   Shares issued to shareholders
     due to reinvestment of distributions                     --          --          1,725         4,123
---------------------------------------------------------------------------------------------------------
                                                              --          --          1,725     3,504,123
=========================================================================================================
Preferred shares sold                                         --          --             --         1,080
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended September 30, 2004, were as follows:

                                                                        INSURED      INSURED      INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                             INVESTMENT       SELECT       QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY      QUALITY        INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                  (NQN)        (NVN)         (NUN)        (NNF)        (NKO)        (NRK)
---------------------------------------------------------------------------------------------------------
Purchases                   $46,201,863  $51,579,247   $54,034,893  $32,182,953  $15,635,760  $12,228,892
Sales and maturities         53,812,574   46,382,454    63,538,465   32,570,613   16,531,033   12,718,519
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At September 30, 2004, the cost of investments was as follows:

                                            NEW YORK      NEW YORK      NEW YORK
                                          INVESTMENT        SELECT       QUALITY
                                             QUALITY       QUALITY        INCOME
                                               (NQN)         (NVN)         (NUN)
--------------------------------------------------------------------------------
Cost of investments                     $396,175,259  $520,334,866  $530,129,819
================================================================================

                                             INSURED       INSURED       INSURED
                                            NEW YORK      NEW YORK      NEW YORK
                                             PREMIUM      DIVIDEND      TAX-FREE
                                              INCOME     ADVANTAGE     ADVANTAGE
                                               (NNF)         (NKO)         (NRK)
--------------------------------------------------------------------------------
Cost of investments                     $183,988,665  $172,722,842   $75,221,120
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2004, were as follows:

                                           NEW YORK      NEW YORK      NEW YORK
                                         INVESTMENT        SELECT       QUALITY
                                            QUALITY       QUALITY        INCOME
                                              (NQN)         (NVN)         (NUN)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $35,147,748   $44,375,553   $41,665,529
   Depreciation                            (242,805)     (271,710)     (296,826)
--------------------------------------------------------------------------------
Net unrealized appreciation
  of investments                        $34,904,943   $44,103,843   $41,368,703
================================================================================

                                            INSURED       INSURED       INSURED
                                           NEW YORK      NEW YORK      NEW YORK
                                            PREMIUM      DIVIDEND      TAX-FREE
                                             INCOME     ADVANTAGE     ADVANTAGE
                                              (NNF)         (NKO)         (NRK)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $13,380,956   $10,727,962    $2,621,406
   Depreciation                            (160,756)     (223,170)      (54,424)
--------------------------------------------------------------------------------
Net unrealized appreciation
  of investments                        $13,220,200   $10,504,792    $2,566,982
================================================================================


The tax components of undistributed net investment income and net realized gains at September 30, 2004, were as follows:

                                                                        INSURED      INSURED      INSURED
                                              NEW YORK     NEW YORK    NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                            INVESTMENT       SELECT     QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                               QUALITY      QUALITY      INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                                 (NQN)        (NVN)       (NUN)        (NNF)        (NKO)        (NRK)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income         $4,347,574   $5,803,988  $5,844,850   $1,939,119   $1,042,726     $125,290
Undistributed net ordinary income *                 --           --      22,888           --        3,793           --
Undistributed net long-term capital gains    4,764,907    2,942,274   2,299,750    1,429,958      912,027           --
======================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                                              INSURED      INSURED      INSURED
                                                   NEW YORK      NEW YORK      NEW YORK      NEW YORK     NEW YORK     NEW YORK
                                                 INVESTMENT        SELECT       QUALITY       PREMIUM     DIVIDEND     TAX-FREE
                                                    QUALITY       QUALITY        INCOME        INCOME    ADVANTAGE    ADVANTAGE
2004                                                  (NQN)         (NVN)         (NUN)         (NNF)        (NKO)        (NRK)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $18,166,188   $23,680,573   $23,478,537    $8,168,680   $7,583,654   $3,284,113
Distributions from net ordinary income *            184,151        13,244        19,927            --      408,937           --
Distributions from net long-term
   capital gains                                  7,666,289     6,883,383     6,542,844            --      584,683           --
===============================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                                                              INSURED      INSURED      INSURED
                                                   NEW YORK      NEW YORK      NEW YORK      NEW YORK     NEW YORK     NEW YORK
                                                 INVESTMENT        SELECT       QUALITY       PREMIUM     DIVIDEND     TAX-FREE
                                                    QUALITY       QUALITY        INCOME        INCOME    ADVANTAGE    ADVANTAGE
2003                                                  (NQN)         (NVN)         (NUN)         (NNF)        (NKO)        (NRK)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $17,957,938   $23,493,789   $23,515,811    $8,183,306   $7,725,104   $2,203,834
Distributions from net ordinary income *                 --        67,701       212,163            --      696,575           --
Distributions from net long-term
   capital gains                                  1,686,039     3,595,939     4,875,784            --           --           --
===============================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At September 30, 2004, Insured New York Tax-Free Advantage (NRK) had an unused capital loss carryforward of $78,917 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in 2012.

Insured New York Tax-Free Advantage (NRK) elected to defer net realized losses from investments incurred from November 1, 2003 through September 30, 2004 ("post-October") losses in accordance with Federal income tax regulations. Post-October losses of $11,755 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .007% as of October 31, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                               NEW YORK INVESTMENT QUALITY (NQN)
                                                   NEW YORK SELECT QUALITY (NVN)
AVERAGE DAILY NET ASSETS                           NEW YORK QUALITY INCOME (NUN)
(INCLUDING NET ASSETS                      INSURED NEW YORK PREMIUM INCOME (NNF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NKO)
(INCLUDING NET ASSETS                  INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)



Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                               NEW YORK INVESTMENT QUALITY (NQN)
                                                   NEW YORK SELECT QUALITY (NVN)
AVERAGE DAILY NET ASSETS                           NEW YORK QUALITY INCOME (NUN)
(INCLUDING NET ASSETS                      INSURED NEW YORK PREMIUM INCOME (NNF)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NKO)
(INCLUDING NET ASSETS                  INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
ATTRIBUTABLE TO PREFERRED SHARES)                           MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                       MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                       2008                   .25%
2003                      .30                        2009                   .20
2004                      .30                        2010                   .15
2005                      .30                        2011                   .10
2006                      .30                        2012                   .05
2007                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
NOVEMBER 30,                                    NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                       2007                   .32%
2003                      .32                        2008                   .24
2004                      .32                        2009                   .16
2005                      .32                        2010                   .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 1, 2004, to shareholders of record on October 15, 2004, as follows:

                                                                        INSURED      INSURED      INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                             INVESTMENT       SELECT       QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY      QUALITY        INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                  (NQN)        (NVN)         (NUN)        (NNF)        (NKO)        (NRK)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0815       $.0795        $.0765       $.0770       $.0745       $.0695
=========================================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations                            Less Distributions
                                   ----------------------------------------------------------------  ------------------------------
                                                             Distributions   Distributions
                                                                  from Net            from             From Net
                       Beginning                       Net      Investment         Capital           Investment    Capital
                          Common                 Realized/       Income to        Gains to            Income to   Gains to
                           Share          Net   Unrealized       Preferred       Preferred               Common     Common
                       Net Asset   Investment   Investment          Share-          Share-               Share-     Share-
                           Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders    Total
====================================================================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                      $16.80       $1.02         $ .12           $(.05)         $(.03)    $1.06       $(.99)     $(.41)  $(1.40)
2003                       16.92        1.07          (.07)           (.07)          (.01)      .92        (.95)      (.09)   (1.04)
2002                       15.67        1.09          1.20            (.10)          (.01)     2.18        (.88)      (.05)    (.93)
2001                       14.50        1.12          1.14            (.25)            --      2.01        (.84)        --     (.84)
2000                       14.44        1.19           .09            (.30)            --       .98        (.92)        --     (.92)

NEW YORK SELECT
QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                       16.28        1.01           .19            (.06)          (.02)     1.12        (.95)      (.27)   (1.22)
2003                       16.48        1.05          (.09)           (.07)          (.01)      .88        (.94)      (.14)   (1.08)
2002                       15.41        1.09          1.13            (.09)          (.04)     2.09        (.89)      (.13)   (1.02)
2001                       14.57        1.15           .81            (.25)            --      1.71        (.87)        --     (.87)
2000                       14.64        1.22          (.05)           (.31)            --       .86        (.93)        --     (.93)

NEW YORK QUALITY
INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                       16.09         .98           .09            (.06)          (.02)      .99        (.92)      (.26)   (1.18)
2003                       16.37        1.01          (.11)           (.06)          (.02)      .82        (.91)      (.19)   (1.10)
2002                       15.20        1.07          1.10            (.11)            --      2.06        (.88)      (.01)    (.89)
2001                       14.44        1.14           .72            (.25)            --      1.61        (.85)        --     (.85)
2000                       14.54        1.18          (.08)           (.30)            --       .80        (.90)        --     (.90)
====================================================================================================================================
                                                                    Total Returns
                                                                 ------------------
                                                                             Based
                            Offering                                            on
                           Costs and       Ending                           Common
                           Preferred       Common                 Based      Share
                               Share        Share     Ending         on        Net
                        Underwriting    Net Asset     Market     Market      Asset
                           Discounts        Value      Value      Value*     Value*
===================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2004                             $--       $16.46   $15.5200      10.21%      6.61%
2003                              --        16.80    15.3800       3.63       5.68
2002                              --        16.92    15.8600      14.54      14.52
2001                              --        15.67    14.7200      12.44      14.12
2000                              --        14.50    13.8750      (1.52)      7.10

NEW YORK SELECT
QUALITY (NVN)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2004                              --        16.18    15.0400       6.96       7.27
2003                              --        16.28    15.2200       4.57       5.63
2002                              --        16.48    15.6200      15.35      14.27
2001                              --        15.41    14.5000      10.43      11.99
2000                              --        14.57    13.9375      (2.92)      6.14

NEW YORK QUALITY
INCOME (NUN)
-----------------------------------------------------------------------------------
Year Ended 9/30:
2004                              --        15.90    14.7000       6.77       6.41
2003                              --        16.09    14.8900       4.37       5.32
2002                              --        16.37    15.3500      13.79      14.14
2001                              --        15.20    14.3300      12.63      11.39
2000                              --        14.44    13.5000      (3.79)      5.74
===================================================================================
                                                          Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                         Before Credit/Reimbursement     After Credit/Reimbursement**
                                        -----------------------------   -----------------------------
                                                       Ratio of Net                   Ratio of Net
                                           Ratio of      Investment        Ratio of      Investment
                             Ending        Expenses       Income to        Expenses       Income to
                                Net      to Average         Average      to Average         Average
                             Assets      Net Assets      Net Assets      Net Assets      Net Assets
                         Applicable      Applicable      Applicable      Applicable      Applicable       Portfolio
                          to Common       to Common       to Common       to Common       to Common        Turnover
                        Shares (000)         Shares++        Shares++        Shares++        Shares++          Rate
=====================================================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
---------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                       $291,660            1.18%           6.26%           1.18%           6.26%             11%
2003                        297,312            1.19            6.42            1.18            6.42              19
2002                        299,475            1.22            6.90            1.21            6.92               9
2001                        277,380            1.27            7.29            1.24            7.31              21
2000                        256,711            1.26            8.39            1.24            8.41              32

NEW YORK SELECT
QUALITY (NVN)
---------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                        379,117            1.19            6.31            1.19            6.32               8
2003                        381,274            1.19            6.49            1.18            6.50              16
2002                        386,011            1.23            7.06            1.22            7.07              15
2001                        360,809            1.28            7.59            1.26            7.61              31
2000                        341,311            1.28            8.49            1.28            8.49              20

NEW YORK QUALITY
INCOME (NUN)
---------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                        383,012            1.19            6.21            1.19            6.21              10
2003                        387,439            1.20            6.31            1.19            6.32              14
2002                        394,330            1.24            7.02            1.23            7.03              32
2001                        365,974            1.26            7.62            1.24            7.63              13
2000                        347,716            1.22            8.31            1.22            8.31              15
=====================================================================================================================
                             Preferred Shares at End of Period
                         ----------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market        Asset
                          Outstanding          Value     Coverage
                                 (000)     Per Share    Per Share
=================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
-----------------------------------------------------------------
Year Ended 9/30:
2004                         $144,000        $25,000      $75,635
2003                          144,000         25,000       76,617
2002                          144,000         25,000       76,992
2001                          144,000         25,000       73,156
2000                          144,000         25,000       69,568

NEW YORK SELECT
QUALITY (NVN)
-----------------------------------------------------------------
Year Ended 9/30:
2004                          193,000         25,000       74,108
2003                          193,000         25,000       74,388
2002                          193,000         25,000       75,001
2001                          193,000         25,000       71,737
2000                          193,000         25,000       69,211

NEW YORK QUALITY
INCOME (NUN)
-----------------------------------------------------------------
Year Ended 9/30:
2004                          197,000         25,000       73,606
2003                          197,000         25,000       74,167
2002                          197,000         25,000       75,042
2001                          197,000         25,000       71,443
2000                          197,000         25,000       69,126
=================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


                                  66-67 SPREAD

                        Financial HIGHLIGHTS (continued)
Selected data for a Common share outstanding throughout each period:
                                                          Investment Operations                              Less Distributions
                                    ----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from             From Net
                        Beginning                       Net      Investment         Capital           Investment    Capital
                           Common                 Realized/       Income to        Gains to            Income to   Gains to
                            Share          Net   Unrealized       Preferred       Preferred               Common     Common
                        Net Asset   Investment   Investment          Share-          Share-               Share-     Share-
                            Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders    Total
====================================================================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                       $16.07        $ .97        $ .08           $(.06)           $ --    $ .99       $(.92)      $ --  $ (.92)
2003                        16.17         1.02         (.13)           (.07)             --      .82        (.92)        --    (.92)
2002                        15.26         1.06          .83            (.10)             --     1.79        (.88)        --    (.88)
2001                        14.24         1.08          .99            (.24)             --     1.83        (.81)        --    (.81)
2000                        14.20         1.08          .07            (.29)             --      .86        (.82)        --    (.82)

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                        15.44          .98          .35            (.06)           (.01)    1.26        (.89)      (.12)  (1.01)
2003                        15.82         1.00         (.32)           (.08)           (.01)     .59        (.89)      (.08)   (.97)
2002(a)                     14.33          .41         1.62            (.04)             --     1.99        (.37)        --    (.37)

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                        14.42          .92          .35            (.07)             --     1.20        (.87)        --    (.87)
2003(b)                     14.33          .68          .34            (.05)             --      .97        (.65)        --    (.65)
====================================================================================================================================
                                                                      Total Returns
                                                                   ------------------
                                                                               Based
                              Offering                                            on
                             Costs and       Ending                           Common
                             Preferred       Common                 Based      Share
                                 Share        Share     Ending         on        Net
                          Underwriting    Net Asset     Market     Market      Asset
                             Discounts        Value      Value      Value**    Value**
=====================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                              $ --       $16.14   $15.2300      7.14%       6.40%
2003                                --        16.07    15.1000        .56       5.26
2002                                --        16.17    15.9400      15.88      12.21
2001                                --        15.26    14.5700      15.32      13.11
2000                                --        14.24    13.3750       (.96)      6.38

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                                --        15.69    14.3500       7.55       8.48
2003                                --        15.44    14.3000       (.77)      4.01
2002(a)                           (.13)       15.82    15.3900       5.16      13.18

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                                --        14.75    13.6400       5.83       8.58
2003(b)                           (.23)       14.42    13.7100      (4.40)      5.29
=====================================================================================
                                                          Ratios/Supplemental Data
                          --------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement     After Credit/Reimbursement***
                                          -----------------------------   -----------------------------
                                                         Ratio of Net                    Ratio of Net
                                             Ratio of      Investment        Ratio of      Investment
                               Ending        Expenses       Income to        Expenses       Income to
                                  Net      to Average         Average      to Average         Average
                               Assets      Net Assets      Net Assets      Net Assets      Net Assets
                           Applicable      Applicable      Applicable      Applicable      Applicable       Portfolio
                            to Common       to Common       to Common       to Common       to Common        Turnover
                          Shares (000)         Shares++        Shares++        Shares++        Shares++          Rate
======================================================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                         $134,434            1.21%           6.11%           1.20%           6.11%             16%
2003                          133,735            1.21            6.38            1.21            6.38              21
2002                          134,574            1.25            6.92            1.24            6.92              17
2001                          126,648            1.29            7.24            1.28            7.25               8
2000                          118,171            1.30            7.80            1.29            7.81              17

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                          124,860            1.20            5.91             .74            6.37               9
2003                          122,901            1.20            6.07             .74            6.53              15
2002(a)                       125,893            1.15*           5.07*            .65*           5.57*             29

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                           51,818            1.26            5.85             .76            6.35              16
2003(b)                        50,645            1.19*           5.10*            .70*           5.59*              5
======================================================================================================================
                             Preferred Shares at End of Period
                         ----------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market        Asset
                          Outstanding          Value     Coverage
                                 (000)     Per Share    Per Share
=================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
-----------------------------------------------------------------
Year Ended 9/30:
2004                          $65,000        $25,000      $76,705
2003                           65,000         25,000       76,436
2002                           65,000         25,000       76,759
2001                           65,000         25,000       73,711
2000                           65,000         25,000       70,450

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------
Year Ended 9/30:
2004                           61,000         25,000       76,172
2003                           61,000         25,000       75,369
2002(a)                        61,000         25,000       76,596

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------
Year Ended 9/30:
2004                           27,000         25,000       72,979
2003(b)                        27,000         25,000       71,894
=================================================================

*    Annualized
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through September 30, 2002.
(b) For the period November 21, 2002 (commencement of operations) through September 30, 2003.

                                 See accompanying notes to financial statements.


                                  68-69 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board
Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             146
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           146
8/22/40
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               146
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       146
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                146
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

                                       70

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          146
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     146
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               146
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 146
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       71


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               146
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             146
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            146
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 146
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)        146
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       72

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      146
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    146
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               146
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             146
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            146
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended September 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


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Logo: NUVEEN Investments

                                                                     EAN-B-0904D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on September 30, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                               AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                  $  7,143                        $ 0                         $ 364                     $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                      N/A                         0%                            0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2003                  $ 11,550                        $ 0                         $  12                     $  900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                      N/A                         0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                                          $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2003                                          $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                          N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                     BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                      $ 2,864                         $ 0                           $ 0                   $ 2,864
September 30, 2003                      $   912                         $ 0                           $ 0                   $   912


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Insured New York Tax-Free Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: December 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: December 8, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: December 8, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.